UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Biocept, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2015

Dear Stockholders:

You are cordially invited to attend our 2015 Annual Meeting of Stockholders, or the Annual Meeting, which will be held at the offices of Biocept, Inc., located at 5810 Nancy Ridge Drive, San Diego, California 92121, on June 16, 2015, at 10:00 A.M., local time.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To elect three Class II directors for a three-year term to expire at the 2018 annual meeting of stockholders.
2.	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.
3.	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan.
4.	To transact any other business that may be properly brought before the Annual Meeting or any continuation, adjournment or postponement thereof.

All of our stockholders of record as of April 30, 2015, are entitled to attend and vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal 1, FOR the ratification of the appointment of our independent registered public accounting firm as provided in Proposal 2, and FOR the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan, as provided in Proposal 3.

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and cast your vote by completing, signing and dating the enclosed proxy card and returning it to us promptly.  If you plan to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

By Order of the Board of Directors

Sincerely,

Michael W. Nall

President and Chief Executive Officer

San Diego, California

April 30, 2015

Your vote is important.  Please vote your shares whether or not you plan to attend the meeting.

i

PROXY STATEMENT FOR THE
2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 16, 2015

Our board of directors is soliciting proxies for use at our 2015 annual meeting of stockholders, or the Annual Meeting, to be held on June 16, 2015, at 10 a.m., local time, at the offices of Biocept, Inc., located at 5810 Nancy Ridge Drive, San Diego, California 92121.  Biocept, Inc. is sometimes referred to herein as “we”, “us”, “our” or the “Company.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting.  They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC. These questions and answers may not address all of the questions that are important to you as a stockholder.  If you have additional questions about the Proxy Statement or the Annual Meeting, please see the response to the question entitled “Whom shall I contact with other questions?” below.

Q:	What is the purpose of the Annual Meeting?
A:

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and any other matters that properly come before the Annual Meeting.

Q:	When and where will the Annual Meeting be held?
A:

You are invited to attend the Annual Meeting on June 16, 2015, at 10 a.m., local time.  The Annual Meeting will be held at our corporate offices located at 5810 Nancy Ridge Drive, San Diego, California 92121.

Q:	Why did I receive these proxy materials?
A:

We are making these proxy materials available in connection with the solicitation by our board of directors of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof.  Your proxy is being solicited in connection with the Annual Meeting because you owned our common stock at the close of business on April 30, 2015, which is the record date for the Annual Meeting.  This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.

You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy Statement.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may vote your shares as described in the response to the question entitled “How can I vote my shares” below and as described elsewhere in this Proxy Statement.

Along with this proxy statement, we are also sending our 2014 fiscal year annual report, which includes our financial statements.  We intend to begin mailing this Proxy Statement, the attached notice of annual meeting and the enclosed proxy card on or about May 5, 2015, to all stockholders of record entitled to vote at the Annual Meeting.

Your vote is very important.  Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 16, 2015

Electronic copies of this proxy statement and our annual report are available under the Investor Relations, Financial Information section of our website at www.biocept.com.

Q:	What proposals will be voted on at the Annual Meeting?
A:	The proposals to be voted on at the Annual Meeting, and our board of directors’ voting recommendations with respect to each, are as follows:

Proposal			Board’s Voting Recommendation
1.

Election of Directors (Proposal 1): The election of three Class II directors to serve a three-year term.  Based upon the recommendation of our nominating and corporate governance committee, our board of directors has nominated and recommends for re-election as Class II directors the following persons:

For
	•	Marsha A. Chandler
	•	Bruce A. Huebner
	•	Ivor Royston
2.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2):  The ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2015.

For
3.

Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3): The approval of an amendment and restatement of the Company’s 2013 Equity Incentive Plan, as further described in Proposal 3.

For

We will also consider any other business that properly comes before the Annual Meeting.  As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.  Michael W. Nall and William Kachioff the designated proxyholders, are members of our management.

Q:	Who may vote at the Annual Meeting?
A:

If you owned our common stock on April 30, 2015, the record date for the Annual Meeting, you may attend and vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on.  On the record date, there were 17,901,552 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?
A:

We need a quorum of stockholders in order to hold our Annual Meeting.  A quorum exists when at least a majority of the outstanding shares of our common stock entitled to vote as of the record date, or 8,950,777 shares, are represented at the Annual Meeting, either in person or by proxy.  If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:	What vote is required to approve each proposal?
A:	Election of Directors (Proposal 1): Directors will be elected by a plurality of the votes cast, so the three director nominees who receive the most votes will be elected.

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 2): The ratification of the appointment of Mayer Hoffman McCann P.C.as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3): The approval of an amendment and restatement of the Company’s 2013 Equity Incentive Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	You are considered to be a stockholder of record if your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, on the record date.
If, however, your shares are held in a brokerage account or by a bank or other agent, and not in your name, you are considered to be the beneficial owner of shares held in street name.
Q:	May I vote my shares in person at the Annual Meeting?
A:	If you are the stockholder of record, you have the right to vote in person at the Annual Meeting. When you arrive at the Annual Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Annual Meeting, but you may not vote your shares in person at the Annual Meeting unless you bring with you a proxy from the broker, bank or other agent that holds your shares, giving you the right to vote at the Annual Meeting.

Admission to the Annual Meeting will be on a first-come, first-served basis.  You should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license.  Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting.  If you do not comply with each of the foregoing requirements, you will not be admitted to the Annual Meeting.

Q:	What happens if I do not give specific voting instructions?
A:

If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our board of directors, or if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our board of directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on “routine” matters.  However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, it will be unable to vote your shares on that matter.  This is generally referred to as a “broker non-vote.”

Q:	Which proposals in this Proxy Statement are considered “routine” or “non-routine” matters?
A:

The election of directors (Proposal 1) is considered a non-routine matter under applicable rules.  As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes on Proposal 1.

The ratification of the appointment of Mayer Hoffman McCann P.C.as our independent registered public accounting firm (Proposal 2) is considered a routine matter under applicable rules. A broker or other nominee may generally vote without instructions on this matter, so there will not be any broker non-votes in connection with Proposal 2.

The approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3) is considered a non-routine matter under the applicable rules. As a result, a broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes on Proposal 3.

Q:	What is the effect of abstentions and broker non-votes?
A:

Shares held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum.  Abstentions are treated as shares present in person or by proxy and entitled to vote.  The election of directors (Proposal 1) will be determined by a plurality of votes cast, so abstentions on this proposal will not have an effect on the outcome of this vote.  The ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm (Proposal 2) requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal. The approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3) requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting, so abstentions on this proposal will have the same effect as a vote against this proposal.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters.  Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.  The election of directors (Proposal 1) and the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3), are considered non-routine matters and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.  The ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with this proposal.

Q:	How can I vote my shares?
A:

With respect to the election of directors (Proposal 1), you may either vote “For” all director nominees or you may “Withhold” your vote for any nominee you specify.  With respect to the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm (Proposal 2), you may vote “For” or “Against” or you may abstain from voting. With respect to the approval of the Company’s Amended and Restated 2013 Equity Incentive Plan (Proposal 3), you may vote “For” or “Against” or you may abstain from voting.

The procedures for voting are as follows:

Stockholder of Record

If you are a stockholder of record, you may vote in person at the Annual Meeting or using the accompanying proxy card.  Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and you may request a ballot when you arrive.
•

To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply follow the instructions in the proxy card received from your broker, bank or other agent or complete, sign and return the proxy card to ensure that your vote is counted.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker, bank or other agent included in their materials, or contact your broker, bank or other agent to request a proxy form.

Q:	How may I revoke or change my vote after submitting my proxy?
A:	You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting.

Stockholder of Record

If you are a stockholder of record, you may revoke your proxy in one of the four following ways:

•	you may submit another properly completed proxy card with a later date;
•	you may send a written notice that you are revoking your proxy to Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: William Kachioff; or
•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy or change your vote).

Your most current proxy card will be the one that is counted at the Annual Meeting.

Beneficial Owner

If you are a beneficial owner of shares, you may revoke your proxy by following instructions provided by your broker, bank or other agent.
Q:	What are the costs of soliciting these proxies?
A:

We will pay all of the costs of soliciting these proxies.  Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email, but will be paid no additional compensation for these services.  Although we have not retained a proxy solicitor to assist in the solicitation of proxies, we may do so in the future, and do not believe that the cost of any such proxy solicitor will be material.  We may reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding these proxy materials to their principals and to obtain authority to execute proxies.

Q:	Where can I find voting results of the Annual Meeting?
A:

In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

Q:	When are shareholder proposals and director nominations due for next year’s annual meeting?
A:

To be considered at next year’s annual meeting, your proposal or nomination must be delivered to or mailed and received by our corporate secretary at our principal executive offices located at 5810 Nancy Ridge Drive, San Diego, California 92121 not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, before the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Q:	Whom should I contact with other questions?
A:

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: William Kachioff, Telephone: (858) 320-8200.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Structure

We currently have eight members of our board of directors.  Under our charter and bylaws, our board is divided into three classes, as follows:

•	Class II, which consists of Marsha A. Chandler, Bruce A. Huebner and Ivor Royston, whose terms will expire at the Annual Meeting;
•	Class III, which consists of David F. Hale, Michael W. Nall and M. Faye Wilson, whose terms will expire at our 2016 annual meeting of stockholders; and
•	Class I, which consists of Bruce E. Gerhardt and Edward Neff, whose terms will expire at our 2017 annual meeting of stockholders.

Upon the expiration of the initial term of office for each class of directors, each director in such class shall be elected for a term of three years and serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Directors may only be removed with cause by the affirmative vote of a majority of the shares then entitled to vote upon an election of directors.  Because only one-third of our directors will be elected at each annual meeting of stockholders, two consecutive annual meetings of stockholders could be required for the stockholders to change a majority of our board of directors.  Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office.

Election of Directors

At the Annual Meeting, our stockholders are being asked to vote for the Class II director nominees listed below to serve on our board of directors until our annual meeting in 2018 and until each of their successors has been elected and qualified, or until such director’s death, resignation or removal.  Each of these nominees is a current member of our board of directors, whose term expires at the Annual Meeting.  Each of these nominees has consented to serve, if elected.

Provided that a quorum of stockholders is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting.  Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

If no contrary indication is made, proxies will be voted for the nominees, or in the event that any nominee is not a candidate or is unable to serve as a director at the time of the election, for any nominee who is designated by our board of directors to fill the vacancy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES

Nominees for Director

The following table lists the persons recommended by the nominating and corporate governance committee of our board of directors and nominated by our board of directors to be elected as directors, including relevant information as of March 31, 2015 regarding their age, business experience, qualifications, attributes, skills and other directorships:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the
2018 Annual Meeting of Stockholders
(Class II Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Marsha A. Chandler, Ph. D. Age: 70 Director since: 2013	Director Chair, Nominating and Corporate Governance Committee

Dr. Chandler has been the Executive Vice President/Chief Operating Officer of the Salk Institute for Biological Studies since 2007. She manages approximately 1,000 scientific and administrative personnel and oversees all institutional fiscal, administrative and fund-raising activities. From 1997 to 2007 she served as Senior Vice Chancellor for Academic Affairs at the University of California, San Diego, where she was the chief academic officer responsible for the policies and decisions relating to all academic programs and faculty appointments and performance. She served as Acting Chancellor from 2003-04 and holds an appointment as Professor of Political Science in the Graduate School of International Relations and Pacific Studies at UCSD.

Dr. Chandler is a Fellow of the Royal Society of Canada, the highest academic honor bestowed in that country. She received her Ph.D. from The University of North Carolina at Chapel Hill.

We selected Dr. Chandler to serve on our board of directors due to her experience in organizational management and her stature in the life sciences community. Dr. Chandler also serves as chair of our nominating and corporate governance committee.

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Bruce A. Huebner Age: 64 Director since: 2013	Director Member, Compensation Committee

Mr. Huebner is currently and has been since 2004 a managing director of LynxCom Partners LLC, a healthcare consulting firm, where his focus has primarily been on cancer diagnostics and personalized medicine.  In June of 2011, he joined the Board of Vermillion, Inc., an ovarian cancer diagnostics company.  He assumed the role of Interim Chief Executive Officer and President of Vermillion from November 2012 to March 2013 and then served as Chairman of the Board from March through December 2013. From October 2009 to June 2010, Mr. Huebner served as President and Chief Executive Officer of TrovaGene, Inc., a developer of molecular diagnostics products. From June of 2005 through June of 2008, Mr. Huebner served as President of Osmetech Molecular Diagnostics, a molecular diagnostic microarray products company. From 2002 to 2004, Mr. Huebner was President and Chief Operating Officer of Nanogen, Inc., a publicly held nanotechnology/microarray company. From 1996 to 2002, Mr. Huebner was Executive Vice President and Chief Operating Officer of Gen-Probe Incorporated, a leader in the development of nucleic acid tests for infectious diseases. Mr. Huebner received his Bachelor of Science degree in Chemistry from the University of Wisconsin-La Crosse and completed a Senior Executive Graduate School program at Columbia University.

We selected Mr. Huebner to serve on our board of directors due to his strong background in cancer diagnostics sales, marketing, operations and reimbursement. Mr. Huebner also serves as a member of our compensation committee.

Ivor Royston, M.D. Age: 69 Director since: 2010	Director Chair, Compensation Committee and Member, Nominating and Corporate Governance Committee

Dr. Royston co-founded Forward Ventures and has served as its Managing Partner since 2000. From 1990 to 2000, he served as founding President and CEO of The Sidney Kimmel Cancer Center and from 1978 to 1990, he was a member of the oncology faculty of the University of California, San Diego. In addition to being a co-founder of Hybritech, Inc., in 1986 he co-founded IDEC Corporation, which later merged with Biogen to form Biogen Idec. Dr. Royston has been instrumental in the formation, financing and development of numerous biotechnology companies, including Applied Molecular Evolution (acquired by Eli Lilly), Corixa (acquired by GlaxoSmithKline), Dynavax, LigoCyte (acquired by Takeda), Morphotek (acquired by Eisai), Sequana Therapeutics (acquired by Celera), TargeGen (acquired by Sanofi-Aventis), and Triangle Pharmaceuticals (acquired by Gilead). He is currently a director of MMRGlobal, Inc., a publicly-traded health records management company. Dr. Royston received his B.A. and M.D. degrees from Johns Hopkins University and completed post-doctoral training in internal medicine and medical oncology at Stanford University. In 1997, President Clinton appointed Dr. Royston to a six-year term on the National Cancer Advisory Board.

We selected Dr. Royston to serve on our board of directors due to his extensive experience with emerging life sciences companies. Dr. Royston also serves as chair of our compensation committee and as a member of our nominating and governance committee.

Members of Our Board of Directors

The following table lists the members of our board of directors that are continuing in office, including relevant information as of March 31, 2015 regarding their age, business experience, qualifications, attributes, skills and other directorships:

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Term Expiring at the 2016 Annual Meeting of Stockholders
(Class III Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
David Hale Age: 66 Director since: 2011	Non-executive Chairman, Board of Directors

Mr. Hale was appointed as our Executive Chairman in March 2011. As of and in connection with the closing of our initial public offering on February 10, 2014, Mr. Hale now serves as non-executive Chairman. He is the Chairman and CEO of Hale BioPharma Ventures LLC, a private company focused on the formation and development of biotechnology, specialty pharma, diagnostic and medical device companies. He served as the Chairman of Santarus, Inc., a specialty biopharmaceutical company, since 2004 and a member of Santarus’ board since 2000, prior to its acquisition by Salix Pharmaceuticals, Ltd. in 2014. He also serves as Chairman of Conatus Pharmaceuticals, Inc. He was previously President and CEO of CancerVax Corporation from October 1999 through its merger in May 2006 with Micromet, Inc., when he became Chairman of the combined companies. He is a co-founder and served as Chairman of Somaxon Pharmaceuticals, Inc. before its acquisition by Pernix Therapeutics Holdings, Inc., and as Chairman of SkinMedica, Inc., before its acquisition by Allergan, Inc. He also serves as Chairman of Neurelis, Inc., Coloresciences, Inc., MDRejuvena, Inc. and other private companies. Mr. Hale is a serial entrepreneur who has been involved in the founding and/or development of a number of life sciences companies. In 1982, after joining Hybritech, Inc., the first monoclonal antibody company, he served as COO, President and then Chief Executive Officer, until Hybritech was acquired by Eli Lilly and Co. in 1986. From 1987 until 1997 he was Chairman, President and CEO of Gensia, Inc., which merged with SICOR to become Gensia Sicor, Inc., which was later acquired by Teva Pharmaceuticals. He was a co-founder and Chairman of Viagene, Inc. from 1987 to 1995, when Viagene was acquired by Chiron, Inc. He was President and CEO of Women First HealthCare, Inc. from late 1997 to June 2000, before joining CancerVax in October 1999. Before joining Hybritech, Mr. Hale was Vice President and General Manager of BBL Microbiology Systems, a diagnostics division of Becton, Dickinson & Co. and from 1971 to 1980, held various marketing and sales management positions with Ortho Pharmaceutical Corporation, a division of Johnson & Johnson, Inc.

We selected Mr. Hale to serve on and lead our board of directors due to his public and private company board experience as well as his extensive experience with and knowledge of health care issues and the operational activities of life sciences companies.

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Michael W. Nall Age: 52 Director since: 2013	Director, Chief Executive Officer and President

Mr. Nall has over 25 years of healthcare sales and marketing experience, most recently serving at Clarient Diagnostic Services, Inc. in positions of increasing responsibility from 2002 through August 2013, with his last position being General Manager, North American Sales and Marketing. While at Clarient, Mr. Nall was also responsible for leading the team assimilating Clarient into GE Healthcare after Clarient was acquired in 2010.

From 1988 until joining Clarient, Mr. Nall served in the diagnostic and medical device industries in various commercial leadership roles for companies including Impath, American Cyanamid, Maquet Surgical, Strato Medical, Horizon Medical Products and Columbia Vital Systems.

Mr. Nall received a Bachelor of Science degree in Business Administration from Central Missouri State University (now known as the University of Central Missouri).

We selected Mr. Nall to serve on our board of directors due to his experience in the cancer diagnostics business, his expertise in the commercialization of products and services such as ours, his background in reimbursement and operations and his status as our chief executive officer and president.

Mr. Nall is a nephew of our director Edward Neff.

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
M. Faye Wilson Age: 77 Director since: 2009	Director Chair, Audit Committee and Member, Compensation Committee and Nominating and Corporate Governance Committee

Ms. Wilson has been a principal of Wilson Boyles & Co., LLC, a business management and strategic planning consulting firm, since 2003. Ms. Wilson is also a member of the board of directors of BioMed Realty Trust, Inc., a real estate investment trust. She served on the board of directors of Farmers Insurance Group of Companies from 1992 through 1998 and the board of directors of The Home Depot, Inc. from 1991 through 2001. Ms. Wilson was also a senior officer of Home Depot from 1998 through 2002. From 1992 until 1998, Ms. Wilson served in several senior management roles at Bank of America Corporation including Chairman of Security Pacific Financial Services and Executive Vice President and Chief Credit Officer for Bank of America’s National Consumer Banking Group. She earned her Master’s Degrees in International Relations and Business Administration from the University of Southern California and an undergraduate degree from Duke University.

We selected Ms. Wilson to serve on our board of directors due to her extensive experience as a director of public companies, her financial acumen and experience, and her expertise in business strategy. Ms. Wilson also serves as chair of our audit committee, as a member of our compensation committee and as a member of our nominating and governance committee.

Term Expiring at the 2017 Annual Meeting of Stockholders
(Class I Directors)

Name and Age	Current Position with Biocept	Business Experience and Other Directorships
Bruce E. Gerhardt, CPA Age: 64 Director since: 2010	Director Member, Audit Committee

Mr. Gerhardt has been self-employed, practicing as a Certified Public Accountant, since 1986. He is also a tax and business advisor providing tax compliance for small businesses and upper income individuals. He earned his Bachelor of Arts Degree from the University of Southern California in 1973 and is a member of the American Institute of Certified Public Accountants.

We selected Mr. Gerhardt to serve on our board of directors due to his experience and expertise in financial accounting and auditing. Mr. Gerhardt also serves as a member of our audit committee.

Edward Neff Age: 64 Director since: 2006	Director Member, Audit Committee

Since 1990, Mr. Neff has been the Chief Executive Officer of Systems, Machines, Automation Components Corporation (also known as SMAC), a manufacturer of moving coil electric actuators.

Mr. Neff has received over 25 United States patents relating to robotics and precise automation. He is a graduate of the University of Michigan.

We selected Mr. Neff to serve on our board of directors due to his experience and expertise in business management and in automated systems. Mr. Neff also serves as a member of our audit committee.

Mr. Neff is an uncle of our Chief Executive Officer, President and director Michael W. Nall.

CORPORATE GOVERNANCE

Director Independence

Our board of directors has affirmatively determined that Dr. Chandler, Mr. Gerhardt, Mr. Huebner, Mr. Neff, Dr. Royston and Ms. Wilson, or six of our eight directors, meet the definition of “independent director” under the applicable NASDAQ Listing Rules.

Family Relationships

One of our directors, Mr. Neff is an uncle of our Chief Executive Officer, President and director Michael W. Nall.

Agreements with Directors

None of the directors or nominees for director was selected pursuant to any arrangement or understanding, other than with the directors of the Company acting within their capacity as such.

Legal Proceedings with Directors

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Board Leadership Structure

The positions of chairman of the board and chief executive officer are separated.  We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead our board of directors in its fundamental role of providing advice to and independent oversight of management.  Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as our board of directors’ oversight responsibilities continue to grow.  While our amended and restated bylaws and corporate governance principles do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including risks relating to our operations, strategic direction and intellectual property.  Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our board of directors in overseeing the management of our risks is conducted primarily through committees of our board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees.  The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them.  When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting.

Board and Committee Meetings

During 2014, our board of directors met nine times (including telephonic meetings) and took action by written consent once.  Each director attended at least 75% of the meetings held while he or she was a director, either in person or by teleconference.  Additionally, each director attended at least 75% of the meetings for each committee on which he or she served.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, we encourage all of our directors to attend.

Executive Sessions

In accordance with the applicable NASDAQ Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: the audit committee, the compensation committee, and the nominating and corporate governance committee.  In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Each of the three standing committees has a written charter that has been approved by our board of directors.  A copy of each charter is available on our website at www.biocept.com by selecting the “Investor Relations” icon at the top of the page, followed by the “Corporate Governance” hyperlink.

The current members of each committee are identified in the following table:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David F. Hale (non-executive Chairman)	—	—	—
Marsha A. Chandler	—	—	Chair
Bruce E. Gerhardt, CPA	Member	—	—
Bruce A. Huebner	—	Member	—
Michael W. Nall	—	—	—
Edward Neff	Member	—	—
Ivor Royston, M.D.	—	Chair	Member
M. Faye Wilson	Chair	Member	Member

Audit Committee

During 2014, our audit committee met five times.  Each of the members of the audit committee has been determined to be an independent director under applicable SEC rules and the applicable NASDAQ Listing Rules.  Our board of directors has affirmatively determined that Ms. Wilson is designated as an “audit committee financial expert.”

Our audit committee’s responsibilities include:

•	Oversee the integrity of the Company’s financial statements and other financial information provided by the Company to its stockholders and others;
•

Monitor the periodic reviews that are conducted by the Company’s financial and senior management and by the Company’s independent auditors of the adequacy of the Company’s auditing, accounting and financial reporting processes and systems of internal control;

•	Oversee the qualifications, independence and performance of the Company’s independent auditors;
•	Oversee compliance with legal, regulatory and public disclosure requirements; and
•	Facilitate communication among the Company’s independent auditors, the Company’s financial and senior management, and the Board.

Compensation Committee

During 2014, our compensation committee met five times and took action by written consent twice.  Each of the members of the compensation committee has been determined to be an independent director under the applicable NASDAQ Listing Rules.

Our compensation committee’s responsibilities include:

•	Oversee the Company’s overall compensation programs applicable to executive officers and directors;
•	Oversee the Company’s cash and equity-based compensation plans applicable to all of the Company’s directors, officers and employees;

•	Produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement; and
•	Review and discuss with the Company’s management the tables and narrative discussion regarding executive officer and director compensation to be included in the Company’s annual proxy statement.

Nominating and Corporate Governance Committee

During 2014, our nominating and corporate governance committee did not meet and took action by written consent once.  Each of the members of the nominating and corporate governance committee has been determined to be an independent director under the applicable NASDAQ Listing Rules.

Our nominating and corporate governance committee’s responsibilities include:

•

Identify individuals qualified to become board members, consistent with criteria approved by the Board, and recommend that the Board select the director nominees for election at each annual meeting of stockholders or to fill vacancies on Board in accordance with the Company’s Bylaws;

•

Recommend to the Board any appropriate changes in the Company’s Code of Ethics, applicable to the Chief Executive Officer and other senior financial officers, and in the Code of Business Conduct, applicable to all Company directors, officers and employees, and in such other corporate governance policies and documents as the Committee determines from time to time, including such policies and documents as the Committee may develop and/or recommend to the Board for approval;

•	Recommend to the Board director nominees for each committee of the Board; and
•	Lead the Board in its annual review of the performance of the Board and any committee thereof, as applicable.

Director Nomination Process

The goal of our nominating and corporate governance committee, which we refer to as the committee for purposes of this section, is to assemble a well-rounded board of directors that consists of directors with backgrounds that are complementary to one another, reflecting a variety of experiences, skills and expertise.  The committee’s current selection criteria for prospective nominees, as set forth in the committee’s charter, are as follows:

•	Each director should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity;
•

Each director should be free of any conflicts of interest which would violate applicable laws, rules, regulations or listing standards, or interfere with the proper performance of his or her responsibilities;

•

Each director should possess experience, skills and attributes which enhance his or her ability to perform duties on our behalf.  In assessing these qualities, the committee will consider such factors as (i) personal skills and attributes, (ii) expertise in the areas of accounting, marketing, strategy, financial reporting or corporate governance, or (iii) professional experience in diabetes care or the healthcare industry, as well as other factors that would be expected to contribute to an effective board of directors;

•	Each director should have the willingness and ability to devote the necessary time and effort to perform the duties and responsibilities of board membership; and
•

Each director should demonstrate his or her understanding that his or her primary responsibility is to our stockholders, and that his or her primary goal is to serve the best interests of those stockholders, and not his or her personal interest or the interest of a particular group.

In considering whether to recommend any candidate for inclusion in the slate of recommended nominees for our board of directors, including candidates recommended by stockholders, the committee applies the criteria set forth above.

While we do not have a policy regarding board diversity, it is one of a number of factors that the committee takes into account in identifying nominees.

The committee believes it is appropriate for our President and Chief Executive Officer to serve as a member of our board of directors.

The committee currently has a policy of evaluating nominees recommended by stockholders in the same manner as it evaluates other nominees.  We do not intend to treat stockholder recommendations in any manner different from other recommendations.  Under our amended and restated bylaws, stockholders wishing to propose a director nominee should send the required information to our corporate secretary.  We have not received director candidate recommendations from our stockholders.

Codes of Conduct and Ethics

We have adopted a code of ethics that applies to our Chief Executive Officer and other senior financial officers (our Chief Financial Officer, Vice President of Finance and other senior financial officers performing similar functions), which is designed to meet the requirements of Item 406 of Regulation S-K. We have also adopted a code of business conduct that applies to all of our employees, officers and directors, which is designed to meet the requirements of the applicable NASDAQ Listing Rules.  Each of these documents is available on our website at www.biocept.com by selecting the “Investor Relations” icon at the top of the page, followed by the “Corporate Governance” hyperlink.

Stockholder Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors, as a whole, may send such communication to: Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: Chief Financial Officer.  Stockholders seeking to communicate with an individual director, in his or her capacity as a member of our board of directors, may send such communication to the same address to the attention of such individual director.  We will promptly forward any such stockholder communication to each director to whom such stockholder communication is addressed to the address specified by each such director.

DIRECTOR COMPENSATION

In conjunction with our initial public offering in February 2014, the following cash and equity compensation policies for non-employee members of our board of directors were put in place:

•	Annual Retainer. For service as a director: an annual cash retainer of $15,000.
•

Board Chair.  For service as Board Chair: an annual cash retainer of $85,000 (in addition to an annual cash retainer of $15,000 as a director), plus an annual grant of an option to purchase 50,000 shares of common stock.

•

Lead Independent Director.  For service as Lead Independent Director: an annual cash retainer of $20,000 (inclusive of the annual cash retainer of $15,000 as a director), plus an annual grant of an option to purchase 20,000 shares of common stock.

•	Audit Committee.
•	For service as Chair of the audit committee: an annual grant of an option to purchase 7,500 shares of common stock.
•	For service as member of the audit committee other than as its Chair: an annual grant of an option to purchase 3,000 shares of common stock.
•	Compensation Committee.
•	For service as Chair of the compensation committee: an annual grant of an option to purchase 5,000 shares of common stock.
•	For service as member of the compensation committee other than as its Chair: an annual grant of an option to purchase 2,000 shares of common stock.
•	Nominating and Corporate Governance Committee.
•	For service as Chair of the nominating and corporate governance committee: an annual grant of an option to purchase 3,000 shares of common stock.
•	For service as member of the nominating and corporate governance committee other than as its Chair: an annual grant of an option to purchase 1,500 shares of common stock.
•	Initial Post-IPO Equity Award. For each non-employee director serving at the time of the closing of our initial public offering: an annual grant of an option to purchase 20,000 shares of common stock.
•

Initial Awards.  For each non-employee director who is initially elected or appointed to the board after the closing of our initial public offering: an annual grant of an option to purchase 20,000 shares of common stock.

•	Subsequent Awards.
•

For each non-employee director who (i) has been serving on the board for at least 6 months as of the date of any annual meeting of our stockholders and (ii) will continue to serve as a non-employee director immediately following such meeting: an option to purchase 15,000 shares of common stock.

•

For each non-employee director who (i) has been serving as Chair of the board for at least 6 months as of the date of any annual meeting of our stockholders and (ii) will continue to serve as Chair of the board immediately following such meeting: an additional option to purchase 50,000 shares of common stock.

The annual cash retainers shall be earned and paid on a calendar quarterly basis, subject to proration in the case of service during only a portion of a calendar quarter.

The per share exercise price of each option granted under this program shall equal the fair market value of a share of common stock on the date the option is granted.  Each such stock option shall vest and become exercisable in substantially equal installments on each of the first three anniversaries of the date of grant, subject to continuing in service on the board through each such vesting date; provided, that each Subsequent Award shall vest and/or become exercisable on the first anniversary of the date of grant, subject to continuing in service on the board through such vesting date; and provided further, that all stock options under the program shall vest in full upon the occurrence of a change in control.

The term of each such stock option shall be 10 years from the date the option is granted.  Upon a non-employee director’s cessation of service on the board for any reason, his or her stock options granted under this program would, to the extent vested on the date of cessation of service, remain exercisable for 12 months following the cessation of his or her service on the board (or such longer period as the board may determine in its discretion on or after the date of such stock options).

On February 13, 2014, option awards exercisable into an aggregate 238,500 shares of common stock with an estimated grant date fair value of $1,675,708 were granted under our 2013 Equity Incentive Plan to the non-employee members of our Board of Directors in accordance with the annual grant amounts noted above in this “Director Compensation” section. The exercise price of these awards of $8.88 per share is equal to the closing price of our common stock on the date of grant, and the fair value of approximately $7.03 per option award was estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 1.835%, a dividend yield of 0.00%, and an expected term of 6.00 years. The option awards vest in equal annual installments over three years from the date of grant with a term of 10 years.

The following table reflects all compensation awarded to, earned by or paid to the non-employee directors during 2014:

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Restricted Stock Awards ($)(2)	Total ($)
Marsha A. Chandler	13,356	161,599	—	174,955
Bruce E. Gerhardt	13,356	161,599	—	174,955
David F. Hale(3)	88,889	491,822	—	580,711
Bruce A. Huebner	13,356	154,573	—	167,929
Edward Neff	13,356	161,599	—	174,955
Ivor Royston, M.D.	13,356	186,190	—	199,546
M. Faye Wilson	17,808	358,328	—	376,136

(1)	Cash compensation paid to non-employee directors for services performed during 2014 is effective as of the closing of our initial public offering on February 10, 2014 and pro-rated accordingly.
(2)

The amounts in the “Option Awards ($)” and “Restricted Stock Awards ($)” columns reflect the grant date fair values of stock option and RSU awards, respectively, granted during the year. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the director.

(3)

Mr. Hale was appointed as our Executive Chairman in March 2011. As of and in connection with the closing of our initial public offering on February 10, 2014, Mr. Hale now serves as non-executive Chairman. Amounts in the table above exclude fees earned or paid in cash, option awards, and restricted stock awards granted to Mr. Hale prior to February 10, 2014 as an employee. Amounts in the table above also exclude an option award granted to Mr. Hale on February 21, 2014 in settlement of achieved performance metrics associated with our initial public offering, which were effected upon Mr. Hale’s appointment as our Executive Chairman in March 2011 and unrelated to compensation earned as a non-employee director.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Our audit committee has appointed Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2015.  Although not required by applicable law, or our charter or bylaws, as a matter of good corporate governance, we are asking our stockholders to ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accountants.  Mayer Hoffman McCann P.C. has audited our financial statements since 2012.

We expect that representatives of Mayer Hoffman McCann P.C. will be present at the Annual Meeting, and will be available to respond to appropriate questions from stockholders.  Additionally, the representatives of Mayer Hoffman McCann P.C. will have an opportunity to make a statement if they so desire.

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Mayer Hoffman McCann P.C. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as a vote against the proposal.  Broker non-votes will be counted toward a quorum but not counted for any purpose in determining whether this proposal has been approved.

If our stockholders fail to ratify the appointment of Mayer Hoffman McCann P.C., our audit committee will reconsider whether to retain the firm.  Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL

AUDIT AND ALL OTHER FEES

The following table presents the fees billed to us for professional services related to the years ended December 31, 2014 and 2013 by Mayer Hoffman McCann P.C. and its affiliate, CBIZ MHM, LLC:

	2014	2013
Audit Fees(1)	$163,430	$271,400
Audit-Related Fees	—	—
Tax Fees(2)	11,958	11,722
All Other Fees(3)	—	—
Total	$175,388	$283,122

(1)

Audit Fees consist of fees billed for professional services performed by Mayer Hoffman McCann P.C., including out-of-pocket expenses.  The amounts presented relate to the audit of our annual financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, review of our registration statement on Form S-1, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Tax Fees consist of fees billed for professional services relating to tax compliance, tax advice, and tax planning billed by Mayer Hoffman McCann P.C.’s affiliate, CBIZ MHM, LLC, including out-of-pocket expenses.  Mayer Hoffman McCann P.C. leases substantially all of its personnel, who work under the control of Mayer Hoffman McCann P.C. shareholders, from wholly-owned subsidiaries of CBIZ, Inc., including CBIZ MHM, LLC, in an alternative practice structure. Our audit committee approved 60% of 2014 Tax Fees.

(3)	All Other Fees consist of fees for other permissible work not included within the above category descriptions.

Our audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Mayer Hoffman McCann P.C., and has concluded that the provision of such services is compatible with maintaining the independence of our auditors.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee.  These services may include audit services, audit- related services, tax services and other services.  Our audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

AUDIT COMMITTEE REPORT

The audit committee oversees our financial reporting process on behalf of the Company’s board of directors, but management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed and discussed with Mayer Hoffman McCann P.C., which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including Auditing Standard No. 16, “Communication with Audit Committees” (which superseded Statement on Auditing Standards No. 61 for fiscal years beginning after December 15, 2012) of the Public Company Accounting Oversight Board.  In addition, the audit committee has discussed with Mayer Hoffman McCann P.C., its independence from management and the Company, has received from Mayer Hoffman McCann P.C. the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526 (Independence Discussions with Audit Committees), and has considered the compatibility of non-audit services with the auditors’ independence.

We have met with Mayer Hoffman McCann P.C. to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.  Mayer Hoffman McCann P.C., as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting.  Our meetings with Mayer Hoffman McCann P.C. were held with and without management present.  Members of the audit committee are not employed by the Company, nor does the audit committee provide any expert assurance or professional certification regarding the Company’s financial statements.  We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, we recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.  We and the Company’s board of directors also recommended, subject to stockholder approval, the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

AUDIT COMMITTEE

M. Faye Wilson, Chair

Bruce E. Gerhardt

Edward Neff

PROPOSAL 3: APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

Our board of directors and stockholders originally adopted the Biocept, Inc. 2013 Equity Incentive Plan, or the 2013 Plan, in 2013. Our board of directors is requesting stockholder approval of an amendment and restatement of the 2013 Plan, or the Amended and Restated 2013 Plan, which includes the following material changes:

•

Eliminate Evergreen Provision: the Amended and Restated 2013 Plan eliminates the annual automatic "evergreen" increase to the number of shares of common stock authorized for issuance under the Amended and Restated 2013 Plan and instead authorizes a fixed number of shares that may be issued, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

•

Increase Fixed Number of Shares Available: the aggregate number of shares of common stock authorized for issuance as stock awards is increased by 1,500,000 shares under the Amended and Restated 2013 Plan, subject to certain changes in our capitalization.  The Amended and Restated 2013 Plan also provides that the shares remaining available for grant under our 2007 Equity Incentive Plan, or the 2007 Plan, will become available for issuance under the Amended and Restated 2013 Plan and will no longer be available under the 2007 Plan.

•

Adopt Minimum Vesting Requirements: the Amended and Restated 2013 Plan provides that no stock option or stock appreciation right, or SAR, will vest until at least 12 months following the date of grant of the award; provided, however, that up to 5% of the aggregate number of shares that may be issued under the Amended and Restated 2013 Plan may be subject to stock options and SARs which do not meet such vesting requirements.

•

Clarify No liberal share counting or recycling: the Amended and Restated 2013 Plan clarifies that the following shares will not become available again for issuance under the Amended and Restated 2013 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock award.

•

Prohibit all types of underwater repricings and cash outs without stockholder approval:  in addition to prohibiting the repricing of any stock option or SAR that has an exercise or strike price greater than the then-current fair market value of our common stock, which is referred to as being underwater, without stockholder approval, the Amended and Restated 2013 Plan provides that no underwater stock option or SAR may be canceled in exchange for cash or other awards, unless our stockholders have approved such an action within 12 months prior to such an event.

•

Limit Board's Discretion for Single-Trigger Acceleration; Require Double-Trigger Acceleration: the Amended and Restated 2013 Plan provides that we may only have the discretion to accelerate awards under the plan in connection with a change in control of our Company if an outstanding award is not assumed, continued or substituted for in such transaction.  The Amended and Restated 2013 Plan provides for acceleration of vesting of outstanding time-based awards on a "double-trigger" basis, requiring a termination of the holder's service without cause or resignation for good reason in connection with the change in control transaction.

•

Increase ISO Limit: the aggregate maximum number of shares of common stock that may be issued under the Amended and Restated 2013 Plan pursuant to the exercise of incentive stock options is increased to 3,068,865 shares (which is the size of the aggregate shares issuable under the Amended and Restated 2013 Plan), subject to certain changes in our capitalization.

•

Increase 162(m) Limits: the per-person limitations designed to allow us to grant appreciation and performance-based awards under the Amended and Restated 2013 Plan that are exempt from the $1 million limitation on the income tax deductibility of compensation paid to covered employees imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, are increased.  Specifically, the Amended and Restated 2013 Plan increases the maximum number of shares of common stock that may be granted to any one individual participant during a calendar year, subject to certain changes in our capitalization to: (i) 2,000,000 shares of common stock with respect to stock options and SARs; (ii) 1,000,000 shares of common stock with respect to other types of awards and (iii) 2,000,000 shares of common stock and $2,000,000 with respect to performance compensation awards (which may be designated in shares or cash).

•

Eliminate Term of Plan: the Amended and Restated 2013 Plan has no set termination date, although incentive stock options may not be granted under the Amended and Restated 2013 Plan beyond April 28, 2025, which is the ten-year anniversary of the date the Amended and Restated 2013 Plan was approved by our board of directors.

Our board of directors approved the Amended and Restated 2013 Plan on April 28, 2015, subject to stockholder approval. If this Proposal 3 is approved by our stockholders, the Amended and Restated 2013 Plan will become effective upon the date of the Annual Meeting. In the event our stockholders do not approve this Proposal 3, the Amended and Restated 2013 Plan will not become effective and the 2013 Plan will continue in its current form.

Why Are We Requesting Additional Shares Now?

We compete with many life sciences companies to attract and retain talented employees at all levels, and equity awards are a critical component of our compensation philosophy and our annual compensation structure. Having the ability to grant equity awards is essential for us to be able to attract, motivate and retain a talented workforce. If we exhaust our remaining share reserve, we will be unable to issue new equity awards to our new and existing employees, consultants, officers and directors, and this would seriously hamper our ability to provide a competitive pay package to current and prospective employees.  Approval of the Amended and Restated 2013 Plan will allow us to continue to grant equity awards at levels our board or directors or compensation committee determines to be appropriate in order to attract new employees, consultants and directors, retain our existing employees, consultants and directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. Therefore, we believe that approval of the Amended and Restated 2013 Plan is in the best interest of our stockholders and our Company.

While we recognize that equity awards may have a dilutive impact on existing stockholders, we believe that we have managed our existing equity reserves carefully, and that our current level of dilution and “burn rate” is reasonable, as demonstrated in the tables below. We believe that this share increase request is necessary to provide us with a sufficient number of shares to enable us to grant equity awards to our employees, directors and consultants for approximately two years, however we note that various circumstances could alter this estimate.

Why You Should Vote for the Amended and Restated 2013 Plan

We Manage Our Equity Award Use Carefully and Dilution Is Reasonable

The following table provides certain additional information regarding our equity incentive program.

As of April 30, 2015 (Record Date)
Total number of shares of common stock subject to outstanding stock options	916,239
Weighted-average exercise price of outstanding stock options	$6.24
Weighted-average remaining term of outstanding stock options (years)	8.8
Total number of shares of common stock subject to outstanding full value awards	251,618
Total number of shares of common stock available for grant under the 2013 Plan	388,131
Total number of shares of common stock available for grant under other equity incentive plans	86,028
Total number of shares of common stock outstanding	17,901,552
Per-share closing price of common stock as reported on NASDAQ Capital Market	$2.80

The Amended and Restated 2013 Plan Combines Compensation and Corporate Governance Best Practices

The Amended and Restated 2013 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Repricing and cashout of underwater awards is not allowed without stockholder approval. The Amended and Restated 2013 Plan prohibits the repricing of outstanding stock options and SARs and the cancellation of any outstanding stock options or SARs that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without prior stockholder approval.

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Stockholder approval is required for additional shares. The Amended and Restated 2013 Plan does not contain an annual “evergreen” provision. The Amended and Restated 2013 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

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No liberal share counting or recycling. The following shares will not become available again for issuance under the Amended and Restated 2013 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of an award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of an award.

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No liberal change in control provisions. The definition of change in control in the Amended and Restated 2013 Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual change in control transaction occurring.

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Minimum vesting requirement. The Amended and Restated 2013 Plan provides that options and SARs generally may not vest at a rate faster than one year following the grant date (subject to certain exceptions).

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Awards subject to forfeiture/clawback. Awards granted under the Amended and Restated 2013 Plan will be subject to recoupment in accordance with the requirements of any law, government regulation or listing requirement as well as any clawback policy that we adopt pursuant to such laws, regulations or requirements.

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Double-Trigger vesting acceleration; limited discretion to accelerate.  The Amended and Restated 2013 Plan provides for automatic vesting acceleration of awards on a "double-trigger" basis, requiring the holder to be terminated without cause or resign for good reason in connection with a change in control transaction in order to receive acceleration.  Our board of directors or compensation committee's discretion to accelerate awards in connection with a change in control transaction is limited to a transaction where an award is not assumed, continued or substituted for in the transaction.

Continued Ability to Grant Performance-Based Awards

Approval of the Amended and Restated 2013 Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options, SARs and performance-based stock and cash awards under the Amended and Restated 2013 Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, SARs and performance-based stock awards, and the amount of cash subject to performance-based cash awards, that may be granted to any employee under the plan in any year; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the Amended and Restated 2013 Plan, which includes terms and conditions regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Amended and Restated 2013 Plan (as described in the summary below).

We believe it is in the best interests of us and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that is not intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we grant compensation that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

Description of the Amended and Restated 2013 Plan

The material features of the Amended and Restated 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended and Restated 2013 Plan itself which is attached as Annex A to this proxy statement.

Purpose

The purposes of the Amended and Restated 2013 Plan are: (i) to enable us to attract and retain the types of qualified employees, officers, directors, consultants and other service providers who will contribute to our long range success; (ii) to align the interests of employees, officers, directors, consultants and other service providers with those of our stockholders; and (iii) to promote the success of our business.

Types of Awards

The Amended and Restated 2013 Plan authorizes the grant of the following types of awards: stock options, SARs, restricted stock, restricted stock unit awards, or RSUs, and performance compensation awards. Awards may be granted to employees, officers, non-employee board members, consultants and other service providers of our Company and its affiliates. However, ISOs may be granted only to employees, including officers.

Shares Available for Awards

Under the Amended and Restated 2013 Plan, if this Proposal 3 is approved by our stockholders, subject to certain changes in our capitalization, the aggregate number of shares of common stock that may be issued pursuant to awards from and after June 16, 2015 (the date of stockholder approval of the Amended and Restated 2013 Plan), or the Share Reserve, will not exceed 3,068,865 shares, which is the sum of (1) 1,500,000 new shares of common stock, plus (2) the number of shares of common stock previously authorized by the Company stockholders that remain available for issuance for future award grants under 2013 Plan and under the 2007 Plan as of immediately prior to June 16, 2015, plus (3) any shares underlying outstanding awards that were granted under the 2013 Plan or 2007 Plan that, on or after June 16, 2015 become available for issuance again from time to time under the Amended and Restated 2013 Plan because the awards are forfeited, terminated or expire, as further described below.

The number of shares of our common stock issued or reserved pursuant to the Amended and Restated 2013 Equity Incentive Plan, or pursuant to outstanding awards, is subject to adjustment as a result of mergers, consolidations, reorganizations, stock splits, reverse stock splits, stock dividends and other changes in our common stock.

Shares subject to awards (including awards granted under the 2007 Plan that were outstanding as of June 16, 2015) that have been cancelled, expired unexercised, or are forfeited do not count as shares issued and therefore will again to that extent become available for issuance under the Amended and Restated 2013 Plan. However, shares in the following categories may not again be made available for issuance under the Amended and Restated 2013 Plan: (i) shares of common stock used to pay the exercise or purchase price of an award, including  as a result of the net exercise of outstanding stock options, (ii) shares of common stock used to pay withholding taxes related to awards, (c) shares of common stock covered by a stock-settled SAR that were not issued upon settlement of the SAR or (iv) shares of common stock  repurchased by us on the open market with the proceeds of the exercise or purchase price of an award.

Eligibility

All of our (including our affiliates’) approximately 45 employees, seven non-employee directors and two consultants as of April 30, 2015 are eligible to participate in the Amended and Restated 2013 Plan and may receive all types of awards other than ISOs. ISOs may be granted under the Amended and Restated 2013 Plan only to our employees (including officers) and employees of our affiliates.  We refer to eligible individuals who receive awards under the Amended and Restated 2013 Plan as “participants”.

Section 162(m) Limits

The Amended and Restated 2013 Plan provides that no participant may be granted in any one calendar year (i) stock options or SARs pursuant to which, in the case of stock options, the aggregate number of shares of common stock that may be acquired thereunder, or, in the case of SARs, the aggregate number of shares of common stock covered thereby, exceeds 2,000,000 shares, or (ii) any other types of awards covering in the aggregate over 1,000,000 shares of common stock. Also, the maximum number of shares of common stock subject to performance compensation awards, other than stock options and SARs, payable to any one participant under the Amended and Restated 2013 Plan in any one performance period is 2,000,000 shares of common stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof on the first or last day of the performance period to which such award relates, as determined by the compensation committee (or other authorized committee). The maximum amount that can be paid in any calendar year to any participant pursuant to a performance compensation award designated in cash under the Amended and Restated 2013 Plan is $2,000,000.  These limits are designed to allow us to grant awards that are intended to be exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The Amended and Restated 2013 Plan will be administered by our compensation committee. The compensation committee has the discretion to determine the individuals to whom awards may be granted under the Amended and Restated 2013 Plan, the number of shares of our common stock subject to each award, the type of award, the manner in which such awards will vest and the other conditions applicable to awards. The compensation committee is authorized to interpret the Amended and Restated 2013 Plan, to establish, amend and rescind any rules and regulations relating to the Amended and Restated 2013 Plan and to make any other determinations that it deems necessary or desirable for the administration of the Amended and Restated 2013 Plan. All decisions, determinations and interpretations by the compensation committee, and any rules and regulations under the Amended and Restated 2013 Plan and the terms and conditions of or operation of any award, are final and binding on all participants. Notwithstanding the foregoing, the board of directors also has authority to take action expressly or implicitly in the capacity of the administrator of the Amended and Restated 2013 Plan, and the board of directors also may delegate, to the extent allowed under Delaware law, its authority to one or more members of the board of directors with respect to awards that do not involve covered employees within the meaning of Internal Revenue Code Section 162(m) or “insiders” within the meaning of Section 16 of the Exchange Act. The compensation committee, the board of directors and any authorized member of the board of directors authorized to administer the Amended and Restated 2013 is considered to be the “Plan Administrator” for purposes of this Proposal 3.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Amended and Restated 2013 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or SAR by reducing the exercise or strike price of the stock option or SAR or to cancel any outstanding stock option or SAR that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such repricing or cancellation and re-grant event.

Minimum Vesting Requirements

Under the Amended and Restated 2013 Plan, no stock option or SAR (including a stock option or SAR that that is a performance compensation award or otherwise vests based on performance goals) will vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the award; provided, however, that up to 5% of the Share Reserve may be subject to stock options or SARs which do not meet such vesting (and, if applicable, exercisability) requirements.

Stock Options

Stock options may be granted under the Amended and Restated 2013 Plan pursuant to stock option award agreements. The Amended and Restated 2013 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended and Restated 2013 Plan may generally not be less than 100% of the fair market value of our common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended and Restated 2013 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option award agreement or in an employment agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option award agreement or employment agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death, the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination. Except as explicitly provided otherwise in a participant’s stock option award agreement or employment agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended and Restated 2013 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. A participant’s stock option award agreement may provide that the term of a stock option shall be extended if the exercise of the stock option following the participant’s termination of continuous service for any reason would violate the registration requirements under the Securities Act or any other state or federal securities law or rules of any securities exchange or interdealer quotation system. In no event, however, may a stock option be exercised after its original expiration date.

A participant may exercise a stock option by written notice and payment of the exercise price in cash or by check, or in the discretion of the Plan Administrator, in the form of an irrevocable commitment by a broker to pay over the net proceeds from a sale of the shares issuable under an option, the delivery of previously owned shares and/or withholding of shares deliverable upon exercise, net-exercise, or any combination of these methods, or in any other form of legal consideration that may be acceptable to the Plan Administrator.

Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), stock options granted under the Amended and Restated 2013 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended and Restated 2013 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended and Restated 2013 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended and Restated 2013 Plan other than by will or the laws of descent and distribution.  However, ISOs can be transferred pursuant to a qualified domestic relations order and, subject to approval by the Plan Administrator, NSOs can be transferred without consideration to certain family members and other permitted transferees not prohibited by applicable tax and securities laws.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended and Restated 2013 Plan is 3,068,865 shares.

Stock Appreciation Rights

SARs may be granted under the Amended and Restated 2013 Plan pursuant to SAR award agreements. Each SAR is denominated in common stock share equivalents. The strike price of each SAR will be determined by the Plan Administrator, but will in generally not be less than 100% of the fair market value of the common stock subject to the SAR on the date of grant. Subject to certain minimum vesting requirements (see “Minimum Vesting Requirements” above), the Plan Administrator may also impose restrictions or conditions upon the vesting of SARs that it deems appropriate. The appreciation distribution payable upon exercise of a SAR may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator. Generally, the treatment of a SAR upon termination of a participant's continuous service and restrictions on transfer of a SAR will be determined by the Plan Administrator and set forth in the SAR award agreement.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended and Restated 2013 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, the participant’s past services performed for us or any of our affiliates, or future services to be performed for us or any of our affiliates, subject to applicable law and if permitted by the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator, which may include performance-based conditions. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.  Subject to the terms of the restricted stock award agreement, dividends paid on restricted stock generally will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Generally, the treatment of a restricted stock award upon termination of a participant's continuous service will be determined by the Plan Administrator and set forth in the restricted stock award agreement.

Restricted Stock Unit Awards

RSU awards may be granted under the Amended and Restated 2013 Plan pursuant to RSU award agreements. A RSU may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the RSU award agreement. RSUs may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator, which may include performance-based conditions.  Subject to the terms of the RSU award agreement, dividend equivalents generally may be credited in respect of shares of our common stock covered by a RSU, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying RSU. The treatment of a RSU upon termination of a participant's continuous service will be determined by the Plan Administrator and set forth in the RSU award agreement.

Performance Compensation Awards

The Amended and Restated 2013 Plan allows us to grant performance compensation awards, which are awards denominated in shares of our common stock, cash or a combination thereof, which are earned during a specified performance period subject to the attainment of performance criteria.  Performance compensation awards may be structured to qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. The Amended and Restated 2013 Plan provides for maximum amounts that may granted to any participant in a calendar year attributable to performance compensation awards (see “Section 162(m) Limitations” above).

Vesting of performance compensation awards may be subject to a requirement of continuous service and/or the satisfaction of one or more performance goals. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be weighted for different factors and measures. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator, except that to the extent the performance compensation award is intended to be “performance-based compensation” under Section 162(m) of the Code, the Plan Administrator shall be our compensation committee or another committee that consists solely of two or more non-employee directors who are “outside directors” under the requirements of Section 162(m) of the Code.

In granting a performance stock or cash award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee (or other qualified committee) will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee (or other qualified committee) will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Amended and Restated 2013 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee (or other qualified committee) will certify in writing whether the performance goals have been satisfied.

Performance goals under the Amended and Restated 2013 Plan will be based on any one or more of the following performance criteria: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, stock price growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) regulatory milestones; (w) scientific milestones; (x) customer acquisition; (y) completion of partnering agreement; (z) workforce retention; (aa) completion of acquisitions or business expansion; and (bb) individual business objectives.

Performance goals may be based on a Company or affiliate-wide basis, with respect to one or more business units, divisions, or operational units of the Company or an affiliate or any combination thereof, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Our compensation committee or other authorized committee (or, to the extent that an award is not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Plan Administrator) is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period based on the following events (provided, however, that to the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any such adjustment may be made only as permitted under Section 162(m) of the Code):  (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in our Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in our Company’s fiscal year.

Transferability. Awards granted under the Amended and Restated 2013 Plan generally may not be transferred in any manner other than by will or by the laws of descent and distribution and awards generally may not be transferred if the participant is to receive consideration in connection with the transfer.  Stock options may be transferred in the limited circumstances described above under the section entitled "Stock Options".

Clawback Policy

The Amended and Restated 2013 Plan provides that rights, payments and benefits with respect to an award granted under the Amended and Restated 2013 Plan will be subject to reduction, cancellation forfeiture or recoupment in recovery under any law, government regulation or listing requirement as well as any clawback policy that the Company adopts pursuant to such laws, regulations or requirements.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended and Restated 2013 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any participant pursuant to the individual Section 162(m) limitations; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Change in Control

In the event of a change in control of our Company (as defined in the Amended and Restated 2013 Plan and described below) in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Amended and Restated 2013 Plan or substitute similar stock awards for such outstanding awards, then the Plan Administrator may, in its discretion and upon at least 10 days’ advance notice to the affected persons, accelerate the vesting (and exercisability, as applicable) of outstanding awards under the Amended and Restated 2013 Plan in full or in part to a date prior to the effective time of the change in control transaction and, to the extent not exercised (if applicable) at or prior to the effective time of the transaction, cancel all outstanding awards upon or immediately before the change in control and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards (including, at the Plan Administrator's discretion, any unvested portion of the award) based upon the value per share of common stock received or to be received or deemed received by our other stockholders in the transaction. In the case of any stock option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Plan Administrator may cancel the option or SAR without the payment of consideration therefor.

In addition, in the event of a participant’s termination of continuous service without cause or resignation for good reason during the 10 day period before a change in control or during the 12 month period following a change in control, all stock options and SARs under the Amended and Restated 2013 Plan will become immediately exercisable with respect to 100% of the shares subject to such stock options or SARs, and/or the restricted period will expire immediately with respect to 100% of the shares of restricted stock or RSUs as of the date of the participant’s termination or resignation.

With respect to performance compensation awards, in the event of a change in control, all incomplete performance periods in respect of such award in effect on the date the change in control occurs will end on the date of such change in control and the Plan Administrator will (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Plan Administrator’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Plan Administrator.

For purposes of the Amended and Restated 2013 Plan, a change in control generally will be deemed to occur in the event: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of a merger or consolidation) of all or substantially all of the properties or assets of our Company and its subsidiaries, to any person or group that is not one of our subsidiaries; (ii) the "incumbent directors" (as described below) cease to constitute at least a majority of our board of directors; (iii) a person, entity or group acquires beneficial ownership of 50% or more of either our then outstanding shares of common stock or of the combined voting power of our then outstanding securities; (iv) there is a consummated reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving our Company that requires Company stockholder approval.  Certain acquisitions and other transactions are exempted from the definition of a change in control, as further described in the Amended and Restated 2013 Plan, including a transaction where  (a) immediately after such transaction more than 50% of the total voting power of the resulting entity is represented by the combined voting power of our outstanding voting securities immediately before the transaction in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, (b) no person or group (other than Claire Reiss or her affiliates or any employee benefit plan sponsored or maintained by the surviving entity is the beneficial owner of 50% or more of the total voting power of the parent company of the surviving entity in the transaction  and (c) at least a majority of the members of the board of directors of the parent company of the surviving entity were members of the Company's board of directors at the time of approval of the initial agreement providing for such transaction.  "Incumbent directors" for purposes of the definition of “change in control” means the individuals who are on our board of directors as of the original effective date of the 2013 Plan (July 31, 2013) or individuals whose nomination or election was approved by a vote of at least two-thirds of the incumbent directors then still on the board of directors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the Amended and Restated 2013 Plan at any time. However, except as otherwise provided in the Amended and Restated 2013 Plan or an award agreement, no amendment or termination of the Amended and Restated 2013 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended and Restated 2013 Plan as required by applicable law and listing requirements. No ISOs may be granted under the Amended and Restated 2013 Plan after the tenth anniversary of April 28, 2015, the date the Amended and Restated 2013 Plan was adopted by our board of directors.

U.S. Federal Income Tax Consequences Associated with the Amended and Restated 2013 Plan

The following is a general summary of the principal United States federal income taxation consequences to participants and us under current law with respect to participation in the Amended and Restated 2013 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside or the rules applicable to deferred compensation under Section 409A of the Code. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Non-Statutory Stock Options. Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise of an NSO the participant will recognize ordinary income in an amount equal to the difference, if any, between the stock option exercise price and the fair market value of the shares on the date each such stock option is exercised. The participant’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the participant exercises such stock option. Any subsequent gain or loss will be generally taxable as capital gains or losses. Subject to certain restrictions and limitations, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. Generally, a participant is not subject to ordinary income tax upon the grant or exercise of an ISO, although the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the ISO generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the ISO is exercised. If a participant holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the ISO, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the ISO, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

Upon a disqualifying disposition of shares in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to those shares. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on an exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the participant includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

An ISO exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a NSO, and the participant will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the participant's ordinary income, if any.

SARs. In general, the tax treatment of a SAR is similar to that of a NSO.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient for the shares. If a share is not vested when it is received, the participant generally will not recognize income until the share becomes vested, at which time the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the share on the date it becomes vested over any amount paid by the participant in exchange for the share. A participant may file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the participant receives the award, equal to the excess, if any, of the fair market value of the share on the date the award is granted over any amount paid by the participant for the share. The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock awards will be the amount paid for such shares plus any ordinary income recognized either when the share is received or when the share becomes vested.

Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

RSU Awards. Generally, a participant who receives a RSU structured to either comply with or be exempt from the requirements of Section 409A of the Code will recognize ordinary income at the time the shares of our common stock are delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the participant in exchange for the shares of our common stock. The participant’s basis in the shares will be the amount paid plus any ordinary income recognized when the shares are delivered. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Dividend Equivalents. A participant who receives a dividend equivalent with respect to an award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Performance Compensation Awards. A participant who has been granted a performance compensation award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common stock, the participant generally will recognize ordinary income. Subject to the satisfaction of certain reporting requirements and other conditions as described above, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Impact of Section 409A of the Code. The Amended and Restated 2013 Plan provides for the grant of various types of awards which may not be exempt from Section 409A of the Code. If an award is subject to Section 409A of the Code, and if the requirements of Section 409A of the Code are not met, the taxable events as described above could apply earlier than described and also could result in the imposition of additional taxes and penalties.

New Plan Benefits

Amended and Restated 2013 Plan
Name and position	Number of shares
Michael W. Nall President and Chief Executive Officer	(1)

William G. Kachioff SVP Finance, Chief Financial Officer	(1)

Raaj Trivedi VP, Commercial Operations	(1)

David F. Hale Former Executive Chairman	(1)

All current executive officers as a group (five people)	(1)

All current directors who are not executive officers as a group (seven people)	(2)

All employees, including all current officers who are not executive officers, as a group (40 people)	(1)

(1)

Awards granted under the Amended and Restated 2013 Plan to our executive officers and other employees, as well as consultants, are discretionary and are not subject to set benefits or amounts under the terms of the Amended and Restated 2013 Plan, and we have not granted any awards under the Amended and Restated 2013 Plan subject to stockholder approval of this Proposal 3. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees, as well as consultants, under the Amended and Restated 2013 Plan are not determinable.

(2)

Awards granted under the Amended and Restated 2013 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended and Restated 2013 Plan. However, our cash and equity compensation policies for non-employee members of our board of directors  establishes the number of shares subject to initial and annual stock option awards that automatically will be granted to our non-employee directors, which grants will be made under the Amended and Restated 2013  Plan if this Proposal 3 is approved by our stockholders. Pursuant to such policy, if this Proposal 3 is approved by our stockholders, on the date of the 2015 annual meeting, each of our current non-employee directors who is to continue as a non-employee director (and who has been serving on the board for at least 6 months as of the date the annual meeting) will be granted an annual stock option award under the Amended and Restated 2013 Plan consisting of an option to purchase 15,000 shares of our common stock or 50,000 shares of our common stock, with respect to the chair of our board of directors. For additional information regarding our non-employee director compensation policy, see “Director Compensation” above.

Vote Required; Recommendation of our board of directors

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Amended and Restated 2013 Plan. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

OUR BOARD Unanimously RECOMMENDS

A “FOR” VOTE for this PROPOSAL 3

EXECUTIVE OFFICERS

Our executive officers, and their respective ages and positions with us as of March 31, 2015, are as follows:

Name	Age	Position
Michael W. Nall	52	President, Chief Executive Officer and Director
Lyle J. Arnold, Ph.D.	68	Senior Vice-President of Research & Development, Chief Scientific Officer
William G. Kachioff	49	Senior Vice-President of Finance and Chief Financial Officer
Veena Singh, M.D.	40	Senior Vice President and Senior Medical Director
Raaj Trivedi	42	Vice-President, Commercial Operations

Mr. Nall’s biography can be found under the heading “Proposal 1—Election of Directors.”

Lyle J. Arnold, Ph.D. joined us as Senior Vice President and Chief Scientific Officer in 2011. Before then, he consulted for us from May 2010 to April 2011. He is a biotechnology executive, entrepreneur, and developer of innovative technologies covering therapeutics, molecular diagnostics, and genomics. Dr. Arnold also serves as President of Aegea Biotechnologies, Inc., which he founded in 2010 to acquire, develop, and commercialize next generation nucleic acid technologies. Previously he was Vice President, Research at Gen-Probe Incorporated from September 2003 to October 2009. During the time between departing from Gen-Probe and joining us, Dr. Arnold worked as a consultant for various entities through Lyle Arnold Consulting LLC, and started Aegea Biotechnologies in February 2010. He has also held senior scientific and management positions at Molecular Biosystems (co-founder), Genta, Synteni, Incyte Genomics, and Oasis Biosciences (co-founder), where he was President and Chief Scientific Officer from October 2001 to September 2003. In addition, Dr. Arnold was a faculty member of the UCSD School of Medicine and a member of the UCSD Cancer Center. Dr. Arnold is an inventor or co-inventor on 39 issued U.S. patents and more than 140 issued and pending patents worldwide. He is the principal inventor of the chemiluminescent Hybridization Protection Assay (HPA) and associated technologies, core to Gen-Probe assays that have generated more than $5 billion in product revenue. In addition, he has authored more than 50 scientific publications. Dr. Arnold serves on the board of directors of Asuragen, a rapidly emerging biotechnology company in Austin, Texas, as well as on the board of Aegea.

He received a B.S. in Chemistry from the University of California at Los Angeles and a Ph.D. in Chemistry/Biochemistry from the University of California at San Diego.

William G. Kachioff joined us as Senior Vice President and Chief Financial Officer in August 2011, is experienced in corporate finance, investor relations, corporate governance and manufacturing accounting and systems. He has over twenty years of experience in the life science industry, having most recently served as Vice President and Chief Financial Officer at Althea Technologies, Inc., a pharmaceutical contract manufacturer, from 2009 to 2011. From 2007 to 2009 he was a CFO Partner with Tatum LLC, a national Executive Services firm, where he served a variety of life science industry clients in senior financial management roles. From 2002 to 2005, Mr. Kachioff was Chief Financial Officer at MicroIslet, a publicly traded biotechnology company developing cell transplant therapies for insulin dependent diabetes. From 1999 to 2001, he was Director of Finance at Cutera where he helped prepare the company for the commercial launch of its first product and its initial public offering. Mr. Kachioff has also served in a variety of financial management roles at Coulter Pharmaceutical, Vivus and Abbott Laboratories. He began his professional career as an auditor with Deloitte LLP.

Mr. Kachioff has a B.S. in Management from the University at Buffalo, State University of New York with concentrations in Accounting and Information Systems. He is a member of the American Institute of Certified Public Accountants and the Association of Bioscience Financial Officers.

Veena Singh, M.D. joined us as Senior Vice President and Senior Medical Director in December 2014. Prior to joining Biocept, she was the Medical Director at bioTheranostics, Inc. since July 2009. Dr. Singh brings experience in oncology molecular diagnostics, assay development and validation with expertise in CLIA regulations and is board certified in Anatomic and Clinical Pathology as well as in Molecular Pathology. Dr. Singh completed her Anatomic and Clinical pathology residency at the University of California, San Diego and her Molecular Pathology fellowship at Cedars-Sinai Medical Center in Los Angeles.  Dr. Singh obtained her medical degree from the University of Transkei, South Africa.

Raaj Trivedi joined us as Vice President, Commercial Operations in March 2014, has more than 15 years of leadership experience in the biotechnology and diagnostic industry. He joined us from Life Technologies where from 2013 to 2014 he was involved in leading a number of business development and commercial initiatives geared towards taking their next generation sequencing, or NGS, applications and positioning them into the research, translation medicine and clinical markets. From 2005 to 2013, Mr. Trivedi worked at Clarient, a GE Healthcare Company, where he led both marketing and business development departments. From 2002 to 2005, Mr. Trivedi led commercial efforts and strategy for leukemia and lymphoma diagnostic services at US Labs, now part of LabCorp. He began his career at Ernst & Young LLP in 1998. Mr. Trivedi received a master’s degree in Biotechnology from the University of Maryland and earned his bachelor’s degree from the University of California, Irvine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of March 31, 2015 by:

•	each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities.  In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 30, 2015 which is 60 days after March 31, 2015.  These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Claire K. T. Reiss(1)	2,041,807	11.3%

Named Executive Officers and Directors:
David F. Hale(2)	380,386	2.1%
Marsha A. Chandler(3)	27,056	*	%
Bruce E. Gerhardt(4)	78,193	*	%
Bruce A. Huebner(5)	39,145	*	%
Michael W. Nall(6)	154,579	*	%
Edward Neff(7)	328,014	1.8%
Ivor Royston, M.D.(8)	71,753	*	%
M. Faye Wilson(9)	62,942	*	%
William G. Kachioff(10)	47,171	*	%
Raaj Trivedi(11)	12,541	*	%
All Executive Officers and Directors as a group (12 persons)	1,247,624	6.6%

*	denotes less than 1%.
(1)

The number of shares currently beneficially owned includes outstanding shares held by various family trusts and Reisung Enterprises, Inc., a private corporation controlled by Mrs. Reiss. The calculation of the percentage of shares beneficially owned also includes 184,052 shares for which common stock warrants held by various family trusts and Reisung Enterprises, Inc., a corporation controlled by Mrs. Reiss, are exercisable at a price of $10.00 per share, the price of our common stock sold in our initial public offering. The address of Mrs. Reiss is 9675 La Jolla Farms Road, La Jolla, California 92037.

(2)

Includes 99,878 shares of common stock underlying stock options and 77,258 shares of common stock underlying restricted stock awards. Includes shares held by Hale BioPharma Ventures LLC, which is controlled by Mr. Hale, and shares held by the Hale Family Trust, which is controlled by Mr. Hale as co-trustee. The calculation of the percentage of shares beneficially owned also includes 58,476 shares and 40,000 shares for which common stock warrants held by Hale BioPharma Ventures LLC are exercisable at prices of $10.00 per share and $1.56, respectively, according to prices set in our initial and secondary public offerings.

(3)

Includes 15,478 shares of common stock underlying stock options. The number of shares currently beneficially owned also includes outstanding shares held by a family trust affiliated with Dr. Chandler. The calculation of the percentage of shares beneficially owned includes 2,500 shares and 2,000 shares for which common stock warrants held by Dr. Chandler are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and secondary public offerings.

(4)

Includes 10,285 shares of common stock underlying stock options and 19,658 shares of common stock underlying restricted stock awards. The calculation of the percentage of shares beneficially owned also includes 3,000 shares and 20,000 shares for which common stock warrants held by Mr. Gerhardt are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and secondary public offerings.

(5)

Includes 15,145 shares of common stock underlying stock options. The calculation of the percentage of shares beneficially owned also includes 12,000 shares for which common stock warrants held by Mr. Huebner are exercisable at a price of $1.56 per share, according to the price set in our secondary public offering.

(6)

Includes 117,187 shares which Mr. Nall has the right to acquire from us within 60 days of March 31, 2015 pursuant to the exercise of stock options, 54,167 of which will be unvested but exercisable as of May 30, 2015. The calculation of the percentage of shares beneficially owned also includes 13,392 shares of common stock underlying restricted stock awards, as well as 12,000 shares for which common stock warrants held by Mr. Nall are exercisable at a price of $1.56 per share, according to the price set in our secondary public offering.

(7)

Includes 7,666 shares of common stock underlying stock options and 8,735 shares of common stock underlying restricted stock awards. The number of shares currently beneficially owned includes outstanding shares held by Systems, Machines, Automation Components Corporation, which is controlled by Mr. Neff. The calculation of the percentage of shares beneficially owned also includes 80,049 shares and 40,000 shares for which common stock warrants held by Systems, Machines, Automation Components Corporation are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and secondary public offerings.

(8)

Includes 11,452 shares of common stock underlying stock options and 28,943 shares of common stock underlying restricted stock awards. Includes shares owned by Dr. Royston’s individual retirement account. The calculation of the percentage of shares beneficially owned also includes 2,500 shares and 12,000 shares for which common stock warrants held by Dr. Royston are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and secondary public offerings.

(9)

Includes 19,619 shares of common stock underlying stock options and 25,208 shares of common stock underlying restricted stock awards. Includes shares held by Ms. Wilson’s individual retirement account as well as Wilson Boyles & Co., LLC, a company controlled by Ms. Wilson. The calculation of the percentage of shares beneficially owned also includes 1,250 shares and 4,000 shares for which common stock warrants held by Ms. Wilson are exercisable at prices of $10.00 per share and $1.56 per share, respectively, according to prices set in our initial and secondary public offerings.

(10)	Includes 37,127 shares of common stock underlying stock options and 10,044 shares of common stock underlying restricted stock awards.
(11)	Includes 12,541 shares of common stock underlying stock options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation awarded to or earned in our last two fiscal years by our principal executive officer and our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2014 and an individual who would have been among our two most highly compensated executive officers other than our principal executive officer if he had been serving as an executive officer of the company as of December 31, 2014. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary ($)(1)		Stock Awards ($)(2)		Option Awards ($)(2)	Other Compensation ($)(3)		Total ($)
Michael W. Nall	2014	418,782	(4)	238,054		318,935	130,878	(5)	1,106,649
President and Chief Executive Officer	2013	66,091	(4)	80,000		452,558	3,574	(5)	602,223
William G. Kachioff	2014	255,362	(6)	—		182,029	50,000	(7)	487,391
SVP Finance, Chief Financial Officer	2013	227,230	(6)	60,000		82,884	—		370,114
Raaj Trivedi	2014	177,014	(8)	—		256,587	34,800	(9)	468,401
VP, Commercial Operations	2013	—	(8)	—		—	—		—
David F. Hale	2014	111,289	(11)	—	(12)	829,423	—		940,712
Former Executive Chairman(10)	2013	319,281	(11)	80,000		108,785	—		508,066

(1)

The “Salary ($)” column includes both salary earned and salary amounts earned but deferred, or deferred salary, under each named executive officer’s amended and restated Salary Reduction and Contingent Payment Agreement, 8% annual interest (compounded monthly) on such deferred salary amounts, and the net increase/(decrease) in each named executive officer’s accrued vacation balance, or accrued vacation, in each year ended December 31. For information regarding the amended and restated Salary Reduction and Contingent Payment Agreement arrangements, see “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Salary Deferrals.”

(2)

The amounts in the “Option Awards ($)” and “Stock Awards ($)” columns reflect the grant date fair values of stock option and RSU awards, respectively, granted during the year. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the executive officer. For a description of these stock option and RSU awards, see “Narrative Disclosure to Summary Compensation Table” within this “Executive Compensation” section.

(3)

The “Other Compensation ($)” column includes amounts earned by each named executive officer but not otherwise included in amounts within the “Salary ($),” “Stock Awards ($)” or “Option Awards ($)” columns.

(4)

Mr. Nall commenced employment on August 26, 2013. 2014 salary amount includes a retroactive salary increase of $69,231 upon the closing of our initial public offering on February 10, 2014 and accrued vacation of $14,360. 2013 salary amount includes accrued vacation of $3,014.

(5)

2014 other compensation amount includes a bonus of $100,000, and $26,176 commuting expenses reimbursement benefit we provided to Mr. Nall plus $4,702 of income taxes we paid for Mr. Nall in respect of such benefit. 2013 other compensation amount includes a $2,383 commuting expenses reimbursement benefit we provided to Mr. Nall plus $1,191 of income taxes we paid for Mr. Nall in respect of such benefit.

(6)	2014 salary amount includes interest on deferred salary of $977. 2013 salary amount includes interest on deferred salary of $8,106 and accrued vacation of $4,124.
(7)	2014 other compensation amount includes a bonus of $50,000.
(8)	Mr. Trivedi commenced employment on March 24, 2014. 2014 salary amount includes accrued vacation of $1,341.
(9)	2014 other compensation amount includes a bonus of $30,000 and car allowances of $4,800 to Mr. Trivedi in such year ended December 31.
(10)

Mr. Hale was appointed as our Executive Chairman in March 2011. As of and in connection with the closing of our initial public offering on February 10, 2014, Mr. Hale now serves as non-executive Chairman. Amounts in the table above include 2014 salary, option awards, and restricted stock award amounts granted to Mr. Hale prior to February 10, 2014 as an employee, as well as fees earned or paid in cash, option awards, and restricted stock awards earned as a non-employee director since February 10, 2014.

(11)

2014 salary amount includes deferred salary of $8,081, interest on deferred salary of $5,669, and compensation earned as a non-employee director for services performed of $88,889. 2013 salary amount includes deferred salary of $255,182, interest on deferred salary of $36,417, and accrued vacation of $(4,636).

(12)

2014 stock awards amount excludes the estimated grant date fair value of RSU awards of $295,061 that vested upon the closing of our initial public offering on February 10, 2014, but were granted in 2011.

Narrative Disclosure to Summary Compensation Table

Michael W. Nall

We entered into an employment agreement effective as of August 26, 2013 with Michael W. Nall, or the CEO Employment Agreement, in connection with his appointment as our Chief Executive Officer and President. The CEO Employment Agreement provides Mr. Nall the following: (i) a base salary of $200,000 per year, provided that the salary will increase retroactively to $350,000 per year upon completion of an initial public offering or an equity or debt financing of at least $5,000,000; (ii) a target bonus of $100,000 per year; (iii) a special one-time bonus of $100,000 in January 2014 if an initial public offering or an equity or debt financing of at least $5,000,000 has been completed by then; (iv) upon completion of an initial public offering or an equity or debt financing of at least $5,000,000, a housing allowance of $2,000 per month; (v) stock options under our 2013 Plan to purchase a number of shares of common stock equal to at least 4% of our fully diluted stock outstanding as of August 26, 2013, vesting in equal monthly installments over four years beginning August 15, 2013 with a term of 10 years; and (vi) performance-based restricted stock units, or RSUs, under our 2013 Plan for a number of shares of common stock equal to 1% of our common stock following completion of an initial public offering or an equity or debt financing of at least $5,000,000, subject to the establishment of goals and objectives to be agreed with and approved by our board of directors. The closing of our initial public offering on February 10, 2014 qualified as such a receipt of aggregate proceeds of $5,000,000 or more from an equity or debt financing. The CEO Employment Agreement calls for the vesting of such stock options to fully accelerate upon a change in control, and in the event Mr. Nall’s continuous service is terminated by us or our stockholders without cause or Mr. Nall resigns with good reason, for him to receive one year of additional vesting of such stock options.

The CEO Employment Agreement provides that in the event of termination of Mr. Nall’s employment by us without cause or his resignation for good reason, the vesting of any of his outstanding unvested stock options and RSUs which would have vested over the following 12 months will accelerate (unless the applicable stock option or RSU agreement provides for more favorable acceleration terms). Also, in the event of a change of control, the vesting of 50% of any of Mr. Nall’s outstanding unvested stock options and RSUs will accelerate on the date of the change of control and the remaining unvested stock options and RSUs will vest on the earliest of (i) the date of the termination of his employment by us without cause, (ii) the date of his resignation for good reason, or (iii) the first anniversary of the change of control (unless the applicable stock option or RSU agreement provides for more favorable acceleration terms). (For example, the foregoing would not apply to the initial stock options grant, which would fully accelerate upon a change in control.)

The CEO Employment Agreement provides that if Mr. Nall has a separation from service as a result of his discharge by us without cause or his resignation with good reason then, provided that he gives us an effective waiver and release of claims, he will be entitled to 12 months’ salary and up to 12 months of COBRA premiums (or substantially equivalent health insurance coverage). However, the CEO Employment Agreement further provides that Mr. Nall will have no entitlement to any severance benefits before our completion of an initial public offering or an equity or debt financing of at least $5,000,000. The closing of our initial public offering on February 10, 2014 qualified as such a receipt of aggregate proceeds of $5,000,000 or more from an equity or debt financing.

On August 8, 2013, and effective on his August 26, 2013 employment start date, an RSU award for 14,285 shares of common stock with a grant date fair value of $73,996 was granted to Mr. Nall under our 2013 Plan. The share amount for the RSU award was determined by dividing the award value by $5.18, which was the estimated fair value of our common stock on the date of grant. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of this award was estimated to be $80,000. The RSU award vests 50% upon date of grant and the remaining 50% in equal monthly installments over 24 months beginning August 1, 2013.

On July 31, 2013, option awards exercisable into 100,000 shares of common stock with an aggregate grant date fair value of $452,558 were, effective upon his August 26, 2013 employment start date, granted to Mr. Nall under our 2013 Plan. The exercise price of these awards of $5.18 per share is equal to the estimated fair value of our common stock on the date of grant. The share amounts for the option awards were determined by dividing the award values by $4.53, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of common stock was estimated to be $5.60 per share. The assumptions used in the Black-Scholes pricing model include a volatility of 105.0%, a risk free interest rate of 1.69%, a dividend yield of 0.00%, and an expected term of 6.02 years. The option awards vest in equal monthly installments over 48 months beginning August 1, 2013 with a term of 10 years.

On June 12, 2014, option awards exercisable into 75,000 shares of common stock with an aggregate grant date fair value of $318,935 were granted to Mr. Nall under our 2013 Plan. The exercise price of these awards of $5.35 per share is equal to the closing price of our common stock on the date of grant. The share amounts for the option awards were determined by dividing the award values by $4.25, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 1.94%, a dividend yield of 0.00%, and an expected term of 6.08 years. The option awards vest in equal monthly installments over 48 months beginning June 12, 2014 with a term of 10 years.

On June 12, 2014 a performance RSU award for 44,496 shares of common stock with a grant date fair value of $238,054 was granted to Mr. Nall under our 2013 Plan. The share amount for the performance RSU award was determined by dividing the award value by $5.35, which was the closing price of our common stock on the date of grant. Vesting of the performance RSU award may occur based on our achievement of specified objectives as determined by our Board of Directors or Compensation Committee, as follows:

Percentage of
Overall RSU
Grant Subject to
Vesting
Target
Minimum revenue in 2015	25%
Maximum EBITDA loss in 2015	15%
Attainment of financial plan for fiscal 2015	20%
Minimum value of strategic agreements by December 31, 2015	20%
Implementation of four new diagnostic test panels by December 31, 2015	20%
Total	100%

William G. Kachioff

We entered into an employment agreement as of August 1, 2011 with William G. Kachioff, or the CFO Employment Agreement, in connection with his appointment as our Senior Vice-President and Chief Financial Officer. The CFO Employment Agreement provides Mr. Kachioff the following: (i) a base salary of $215,000 per year, provided that the salary will increase to $240,000 per year upon our receipt of aggregate proceeds of $15,000,000 or more from the sales of equity securities, excluding the conversion of outstanding indebtedness; (ii) a one-time bonus of $30,000 upon our receipt of aggregate proceeds of $15,000,000 or more from the sales of equity securities, excluding the conversion of outstanding indebtedness; (iii) stock options under our 2007 Equity Incentive Plan to purchase 5,952 shares of common stock with an exercise price of $4.62 and a term of 10 years, with 25% of all shares vesting on the one year anniversary of the grant and the remainder vesting in equal monthly installments over the following three year period; and (iv) an additional option to purchase 1,190 shares of common stock to be issued upon our receipt of aggregate proceeds of $15,000,000 or more from the sales of equity securities, excluding the conversion of outstanding indebtedness.

On August 8, 2013, an RSU award for 10,714 shares of common stock with a grant date fair value of $55,499 was granted to Mr. Kachioff under our 2013 Plan.  The share amount for the RSU award was determined by dividing the award value by $5.18, which was the estimated fair value of our common stock on the date of grant. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of this award was estimated to be $60,000. The RSU award vests 50% upon date of grant and the remaining 50% in equal monthly installments over 24 months beginning August 1, 2013.

On July 31, 2013, an option award exercisable into 19,047 shares of common stock with a grant date fair value of $82,884 was granted to Mr. Kachioff under our 2013 Plan. The exercise price of this award of $5.18 per share is equal to the estimated fair value of our common stock on the date of grant. The share amount for the option award was determined by dividing the award value by $4.35, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of common stock was estimated to be $5.60 per share. The assumptions used in the Black-Scholes pricing model include a volatility of 105.0%, a risk free interest rate of 1.38%, a dividend yield of 0.00%, and an expected term of 5.26 years. The option award vests 50% upon date of grant and the remaining 50% in equal monthly installments over 24 months beginning August 1, 2013, with a term of 10 years.

The closing of our initial public offering on February 10, 2014 qualified as a receipt of aggregate proceeds of $15,000,000 or more from the sales of equity securities under the terms of the CFO Employment Agreement, and the one-time bonus of $30,000 was subsequently increased to $50,000 and paid to Mr. Kachioff, as approved by the compensation committee of our board of directors. Additionally, Mr. Kachioff’s annual base salary was subsequently increased to $260,000, as approved by the compensation committee of our board of directors. On February 21, 2014, in accordance with the terms of the CFO Employment Agreement, and in connection with the closing of our initial public offering on February 10, 2014, Mr. Kachioff received an additional option award to purchase 1,190 shares of common stock under our 2013 Plan with an exercise price of $9.11 per share, which is the closing price of our common stock on the NASDAQ on the date of grant. The fair value of the option exercisable into our common stock on the date of grant of $8,589 was estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 1.88%, a dividend yield of 0.00%, and an expected term of 6.02 years. The option award vests in equal monthly installments over 48 months from the date of grant with a term of 10 years.

On May 16, 2014, option awards exercisable into 50,000 shares of common stock with an aggregate grant date fair value of $173,440 were granted to Mr. Kachioff under our 2013 Plan. The exercise price of these awards of $4.38 per share is equal to the closing price of our common stock on the date of grant. The share amounts for the option awards were determined by dividing the award values by $3.47, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 1.83%, a dividend yield of 0.00%, and an expected term of 6.02 years. The option awards vest in equal monthly installments over 48 months beginning May 16, 2014 with a term of 10 years.

Raaj Trivedi

We entered into an employment agreement dated March 1, 2014 with Raaj Trivedi, or the VP Commercial Operations Employment Agreement, in connection with his appointment as our Vice President, Commercial Operations. The VP Commercial Operations Employment Agreement provides Mr. Trivedi the following: (i) a base salary of $225,000 per year; (ii) a target bonus of 20-40% of base salary per year, and (iii) stock options under our 2013 Plan to purchase 43,000 shares of common stock with an exercise price of $7.50 and a term of 10 years, with 25% of all shares vesting on the one year anniversary of the grant and the remainder vesting in equal monthly installments over the following three year period.

On March 24, 2014, option awards exercisable into 43,000 shares of common stock with an aggregate grant date fair value of $256,587 were granted to Mr. Trivedi in accordance with the terms of the VP Commercial Operations Employment Agreement under our 2013 Plan. The exercise price of these awards of $7.50 per share is equal to the closing price of our common stock on the date of grant. The share amounts for the option awards were determined by dividing the award values by $5.97, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 2.06%, a dividend yield of 0.00%, and an expected term of 6.08 years. The option awards vest over a four year period with 25% of all shares vesting on the one year anniversary of the grant and the remainder vesting in equal monthly installments over the following three years beginning March 24, 2014, with a term of 10 years.

David F. Hale

As of March 10, 2011, we entered into an employment agreement, effective retroactive to January 1, 2011 with David F. Hale, or the Executive Chairman Agreement, in connection with his appointment as our Executive Chairman of the Board of Directors. The Executive Chairman Agreement was effective through December 31, 2013. The Executive Chairman Agreement provided Mr. Hale the following: (i) a monthly fee of $25,000 per month for each month before our board of directors appoints a chief executive officer and for each of the three months following the appointment of the new chief executive officer, with a reduction to $12,500 per month commencing with the fourth month following the appointment of the new chief executive officer (i.e., commencing with December 2013), subject to normal employee payroll deductions and withholdings; and (ii) stock options under our 2007 Plan to purchase 10,204 shares of common stock with an exercise price of $4.62, vesting in equal monthly installments over a four year period with a 10 year term, with full vesting upon a change of control or initial public offering. In addition, vesting would accelerate upon his termination by us or our shareholders without cause, as defined in the 2007 Plan, provided that he gives us an effective waiver and release of claims. Also, upon an equity financing such as an initial public offering, Mr. Hale is entitled to receive an additional stock option, on the same terms and conditions except for exercise price, to purchase a number of shares of common stock equal to the excess of (i) 1% of our fully-diluted equity capitalization as of immediately after the financing over (ii) the number of shares subject to the first stock option.

The Executive Chairman Agreement also entitled Mr. Hale to RSUs. Mr. Hale received a time-based RSU award for 428,597 shares of our preferred stock (equivalent to 10,204 shares of common stock), to fully vest and settle upon a change in control or initial public offering during the period of his continuous service. Mr. Hale would receive a prorated portion of such shares if the change in control or initial public offering occurred within 10 years after January 1, 2011 but after the involuntary termination of his continuous service. The proration would be based upon the number of months he provided continuous service to us divided by 48; but the RSUs would be deemed vested in full upon his involuntary termination without cause, provided that he gives us an effective waiver and release of claims. In connection with the closing of our initial public offering on February 10, 2014, 10,204 shares of common stock vested as settlement of the time-based RSUs and became issuable subsequent to the expiration of the 180 day lock-up period.

The Executive Chairman Agreement also entitled Mr. Hale to a performance-based RSU award, which is divided into three equal tranches, each representing shares of our preferred stock equal to 0.5% of our fully-diluted equity capitalization, and each to fully vest (subject to satisfaction of milestones) and settle upon a change in control or initial public offering occurring within 10 years after January 1, 2011. The tranches were associated with achievement of a specified commercial milestone, a specified funding milestone, and specified leadership milestones. The Executive Chairman Agreement provided that if a change in control or initial public offering occurred during the time of his continuous service but before the performance requirements were achieved, he would be entitled to receive 0.5% of our fully-diluted equity capitalization as of immediately before such event for each of the three tranches. In connection with the closing of our initial public offering on February 10, 2014, 53,662 shares of common stock vested as settlement of the performance-based RSUs and became issuable subsequent to the expiration of the 180 day lock-up period, and was determined by the amount equal to 1.5% of our fully-diluted equity capitalization as of immediately before the closing of our initial public offering.

On August 8, 2013, an RSU award for 14,285 shares of common stock with a grant date fair value of $73,996 was granted to Mr. Hale under our 2013 Plan. The share amount for the RSU award was determined by dividing the award value by $5.18, which was the estimated fair value of our common stock on the date of grant. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of this award was estimated to be $80,000. The RSU award vests 50% upon date of grant and the remaining 50% in equal monthly installments over 24 months beginning August 1, 2013.

On July 31, 2013, an option award exercisable into 25,000 shares of common stock with a grant date fair value of $108,785 was granted to Mr. Hale under our 2013 Plan. The exercise price of this award of $5.18 per share is equal to the estimated fair value of our common stock on the date of grant. The share amount for the option award was determined by dividing the award value by $4.35, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. Subsequent to the date of grant, and for the purposes of recording share-based compensation expense in accordance with FASB ASC Topic 718, the grant date fair value of common stock was estimated to be $5.60 per share. The assumptions used in the Black-Scholes pricing model include a volatility of 105.0%, a risk free interest rate of 1.38%, a dividend yield of 0.00%, and an expected term of 5.26 years. The option award vests 50% upon date of grant and the remaining 50% in equal monthly installments over 24 months beginning August 1, 2013, with a term of 10 years.

At the request of our board of directors, Mr. Hale continued to serve as our Executive Chairman of the Board of Directors from January 1, 2014 until February 10, 2014, at a salary of $12,500 per month. As of and in connection with the closing of our initial public offering on February 10, 2014, Mr. Hale now serves as our non-executive Chairman of the Board of Directors. On February 21, 2014, in accordance with the terms of the Executive Chairman Agreement, and in connection with the closing of our initial public offering on February 10, 2014, Mr. Hale received an additional option award to purchase 53,108 shares of common stock under our 2013 Plan with an exercise price of $9.11 per share, which is the closing price of our common stock on the NASDAQ on the date of grant. The number of stock options awarded was determined as the excess of (i) 1% of our fully-diluted equity capitalization as of immediately after the initial public offering over (ii) the number of shares subject to the first stock option previously granted to Mr. Hale. The fair value of the option exercisable into our common stock on the date of grant of $337,601 was estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 90.0%, a risk free interest rate of 1.56%, a dividend yield of 0.00%, and an expected term of 5.00 years. The option award vested fully on the date of grant with a term of 10 years.

On February 13, 2014, option awards exercisable into 70,000 shares of common stock with an aggregate grant date fair value of $491,822 were granted to Mr. Hale under our 2013 Plan as a component of the automatic annual equity compensation for services performed as a non-employee member of our board of directors. The exercise price of these awards of $8.88 per share is equal to the closing price of our common stock on the date of grant. The share amounts for the option awards were determined by dividing the award values by $7.03, which is the fair value of the option exercisable into our common stock on the date of grant, estimated using a Black-Scholes pricing model. The assumptions used in the Black-Scholes pricing model include a volatility of 100.0%, a risk free interest rate of 1.84%, a dividend yield of 0.00%, and an expected term of 6.00 years. The option awards vest in equal annual installments over three years beginning February 13, 2014 with a term of 10 years.

Annual Incentive Plan

On May 19, 2014, the compensation committee of our board of directors approved an annual incentive plan, or the Annual Incentive Plan, to provide our employees, including our executive officers, with an incentive for such employees to perform to the best of their abilities, to further the our growth, development and financial success, and to enable us to attract and retain highly qualified employees.  Each executive officer is eligible for an award based upon the achievement of certain corporate performance goals and objectives approved by the compensation committee and, with respect to our executive officers other than our chief executive officer, individual performance. In 2014, no compensation was paid pursuant to the Annual Incentive Plan.

Salary Deferrals

Pursuant to written agreements with David F. Hale and one other employee, we deferred payment of portions of such individuals’ salaries in 2013 and 2014. In exchange we agreed to pay 8% per annum interest (compounded monthly) on the deferred amounts and to award them each, based on their election, either 357 common stock options or 357 RSU awards. On February 13, 2014, the compensation committee of our board of directors approved the payment of an aggregate $1,009,552 in deferred salary obligations, including contractual interest, to current and former named executive officers pursuant to previously existing agreements, which was fully disbursed by April 2014 using the net proceeds from our initial public offering. An additional $344,883 in deferred salary obligations and interest thereon was paid to former employees other than named executive officers. All deferred salaries and interest thereon have been paid by December 31, 2014.

OUTSTANDING EQUITY AWARDS

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock and common stock that has not yet vested for each named executive officer and outstanding as of December 31, 2014.

		Option Awards				Restricted Stock Units
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Unvested Securities Underlying (#)(2)	Market Value of Units that are Unvested ($)(3)
Michael W. Nall	7/31/2013	19,305	—	5.18	7/31/2023	—	—
	7/31/2013	80,695	—	5.18	7/31/2023	—	—
	6/12/2014	9,375	65,448	5.35	6/12/2024	—	—
	6/12/2014	—	177	5.35	6/12/2024	—	—
	8/8/2013	—	—	—	—	2,381	5,905
	6/12/2014	—	—	—	—	44,496	110,350
William G. Kachioff	8/9/2011	2,480	496	4.62	8/9/2021	—	—
	8/9/2011	2,480	496	4.62	8/9/2021	—	—
	7/31/2013	16,269	2,778	5.18	7/31/2023	—	—
	2/21/2014	1,190	—	9.11	2/21/2024	—	—
	5/16/2014	7,291	42,709	4.38	5/16/2024	—	—
	8/8/2013	—	—	—	—	1,786	4,429
Raaj Trivedi	3/24/2014	—	37,521	7.50	3/24/2024	—	—
	3/24/2014	—	5,479	7.50	3/24/2024	—	—
David F. Hale	7/31/2013	21,354	3,646	5.18	7/31/2023	—	—
	2/13/2014	—	70,000	8.88	2/13/2024	—	—
	2/21/2014	53,108	—	9.11	2/21/2024	—	—
	8/8/2013	—	—	—	—	2,381	5,905

(1)

The scheduled vesting dates, after December 31, 2014, of these options were as follows:

Mr. Nall: For the first option award granted on July 31, 2013 in the table above, all shares are vested and exercisable. For the second option award granted on July 31, 2013 in the table above, 14,028 shares are vested and exercisable, while 66,667 shares are unvested but exercisable as of December 31, 2014, with 2,083 shares vesting each month from January 2015 until 100% of the option shares are vested, subject to continuing service. For the first option award granted on June 12, 2014 in the table above, 1,562 of the unvested option awards granted will vest each month from January 2015 except each December of 2015, 2016, and 2017, when 1,504 will vest each month, subject to continuing service, until 100% of the option shares are vested. For the second option award granted on June 12, 2014 in the table above, 59 of the unvested option awards granted will vest each month of December of 2015, 2016, and 2017, subject to continuing service.

Mr. Kachioff: For each of the two unvested option awards granted on August 9, 2011 in the table above, 62 of the unvested option shares will vest each month from January 2015, subject to continuing service, until 100% of the option shares are vested. 396 of the unvested option awards granted on July 31, 2013 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the option shares are vested. 1,041 of the unvested option awards granted on May 16, 2014 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the option shares are vested.

Mr. Trivedi: For the first option award granted on March 24, 2014 in the table above, 10,750 of the unvested option awards will vest in March 2015, 895 will vest in each month of April and May 2015, and 895 will vest each month from January 2016, subject to continuing service, until 100% of the option shares are vested. For the second option award granted on March 24, 2014 in the table above, 104 of the unvested option awards granted will vest in June 2015, and 895 will vest each month from July 2015 until 100% of the option shares are vested, subject to continuing service.

Mr. Hale: 520 of the unvested option awards granted on July 31, 2013 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the option shares are vested. 23,333 of the unvested option awards granted on February 13, 2014 in the table above will vest in each February 2015 and 2016, and 23,334 will vest in February 2017, subject to continuing service.

(2)

The scheduled vesting dates, after December 31, 2014, of these unvested restricted shares are as follows:

Mr. Nall: 297 of the unvested RSUs granted on August 8, 2013 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the restricted shares are vested. For the 44,496 unvested performance RSU’s granted on June 12, 2014 in the table above, 11,125 will vest upon achievement of a minimum revenue target for 2015, 6,674 will vest upon achievement of a maximum EBITDA loss for 2015, 8,899 will vest upon achievement of a financial plan for 2015, 8,899 will vest upon achievement of a minimum value of strategic agreements for 2015, and 8,899 will vest upon achievement of implementing four new diagnostic test panels for 2015.  The table above excludes 11,904 vested RSUs held by Mr. Nall that have not settled with a market value of $29,522 based on the closing price of our common stock of $2.48 on December 31, 2014.

Mr. Kachioff: 223 of the unvested RSUs granted on August 8, 2013 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the restricted shares are vested.  The table above excludes 8,928 vested RSUs held by Mr. Kachioff that have not settled with a market value of $22,141 based on the closing price of our common stock of $2.48 on December 31, 2014.

Mr. Hale: 297 of the unvested RSUs granted on August 8, 2013 in the table above will vest each month from January 2015, subject to continuing service, until 100% of the restricted shares are vested.  The table above excludes 75,770 vested RSUs held by Mr. Hale that have not settled with a market value of $187,910 based on the closing price of our common stock of $2.48 on December 31, 2014.

(3)	The market value is equal to the product of approximately $2.48, which is the closing price of our common stock on December 31, 2014, and the number of unvested RSUs.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Our employment agreement with Mr. Nall provides that in the event of termination of his employment by us without cause or his resignation for good reason, the vesting of any of his outstanding unvested stock options and RSUs which would have vested over the following 12 months will accelerate (unless the applicable stock option or RSU agreement provides for more favorable acceleration terms). Also, in the event of a change of control, the vesting of 50% of any of Mr. Nall’s outstanding unvested stock options and RSUs will accelerate on the date of the change of control and the remaining unvested stock options and RSUs will vest on the earliest of (i) the date of the termination of his employment by us without cause, (ii) the date of his resignation for good reason, or (iii) the first anniversary of the change of control (unless the applicable stock option or RSU agreement provides for more favorable acceleration terms). (For example, the foregoing would not apply to Mr. Nall’s initial stock options grant, which would fully accelerate upon a change in control.) Our employment agreement with Mr. Nall further provides that if he has a separation from service as a result of his discharge by us without cause or his resignation with good reason then, provided that he gives us an effective waiver and release of claims, he will be entitled to 12 months’ salary and up to 12 months of COBRA premiums (or substantially equivalent health insurance coverage).

Our employment agreement with Mr. Kachioff provides that if his continuous service is terminated without cause or he resigns with good reason then, provided that he gives us an effective waiver and release of claims, he will be entitled to six months’ salary plus up to six months of COBRA premiums. However, if he is terminated without cause or he resigns with good reason within three months before or 12 months after a change in control, then, provided that he gives us an effective waiver and release of claims, he will be entitled to 12 months’ salary plus up to 12 months of COBRA premiums. Additionally, all of his then-outstanding stock options will fully vest.

Our employment agreement with Mr. Hale provided that his stock option for 10,204 shares of common stock will fully vest in the event of a change in control (or upon the completion of our initial public offering). Because Mr. Hale early-exercised the stock option in November 2011, the same vesting and acceleration provisions now apply to the lapsing of our right to repurchase the exercised shares. The Executive Chairman Agreement also provided that Mr. Hale’s time-based RSU award for 428,597 shares of our preferred stock (equivalent to 10,204 shares of common stock) will fully vest and settle upon a change in control (or upon the completion of our initial public offering) during the period of his continuous service; he would receive a prorated portion of such shares if the change in control or initial public offering occurred within 10 years after January 1, 2011 but after the involuntary termination of his continuous service. The proration would be based upon the number of months he provided continuous service to us divided by 48; but the RSUs would be deemed vested in full upon his termination without cause, provided that he gives us an effective waiver and release of claims. The Executive Chairman Agreement also entitled Mr. Hale to a performance-based RSU award, which is divided into three equal tranches, each representing shares of our preferred stock equal to 0.5% of our fully-diluted equity capitalization, and each to settle upon a change in control (or upon the completion of our initial public offering) occurring within 10 years after January 1, 2011. The tranches were associated with achievement of a specified commercial milestone, a specified funding milestone, and specified leadership milestones. The Executive Chairman Agreement provides that if a change in control (or initial public offering) occurs during the time of his continuous service but before the performance requirements are achieved, he will be entitled to receive 0.5% of our fully-diluted equity capitalization as of immediately before such event for each of the three tranches. Because Mr. Hale’s time-based and performance-based RSUs under the Executive Chairman Agreement both vested upon the closing of our initial public offering on February 10, 2014, Mr. Hale would receive no additional payments thereunder if a change in control occurs after the closing of our initial public offering.

The common stock RSUs granted to five of our non-employee directors under the 2007 Plan provide for acceleration of vesting in the event of a change in control or the director’s involuntary removal from the board of directors by our shareholders without cause.

A total of 13,095 stock options granted to five of our non-employee directors under the 2007 Plan were amended in February 2012 to provide for acceleration of vesting in the event of the director’s involuntary removal from the board of directors by our shareholders without cause, provided that the director gives us an effective waiver and release of claims.

In October 2010, 390,000 preferred stock RSUs (equivalent to 9,285 shares of common stock) were granted to Dr. Royston, which vest only upon a change in control or the effectiveness of an underwriting agreement for an initial public offering within 10 years. Since Dr. Royston was still serving on the board at the closing of our initial public offering in February 2014, 9,285 shares of common stock vested then as settlement of the RSU’s and became issuable subsequent to the expiration of the 180 day IPO lock up period.

The vesting of all stock options and RSUs awarded under our 2013 Plan will accelerate fully in the event that the optionee’s continuous service is terminated without cause, or the optionee resigns for good reason, within 10 days before or 12 months after a change in control. In addition, the vesting of all stock options and RSUs awarded in August 2013 to Mr. Hale, Mr. Nall, and Mr. Kachioff under our 2013 Plan will, if the optionee’s continuous service persists through the first anniversary of a change in control, accelerate fully upon such first anniversary.

Equity Compensation Plan Information

The table below sets forth certain information as of December 31, 2014 regarding the shares of our common stock available for grant or granted under stock option plans and other compensation arrangements that (i) were adopted by our stockholders and (ii) were not adopted by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted - average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in 1st column)
Equity compensation plans approved by security holders(1)	1,084,661	5.26	261,726
Equity compensation plans not approved by security holders(2)	73,151	—	—
Total	1,157,812	4.92	261,726

(1)

Represents 906,194 shares of common stock that may be issued pursuant to option awards and 178,467 restricted stock units granted, and available for future grant, under the 2007 Plan and 2013 Plan.  See “Executive Compensation—Employee Stock Plans—2007 Equity Incentive Plan” and “Executive Compensation—Employee Stock Plans—2013 Equity Incentive Plan” for a description of these plans.

(2)

Under individual compensation arrangements, restricted stock units for an aggregate of 73,151 common stock equivalents were outstanding in favor of David F. Hale and Ivor Royston as of December 31, 2014.  See “Executive Compensation—Narrative Disclosure to Summary Compensation Table—David F. Hale” and “Executive Compensation—Potential Payments upon Termination or Change-In-Control” for a description of these individual compensation arrangements.

Employee Stock Plans

We have two equity incentive plans: the 2007 Plan, and the 2013 Plan. Each plan is described separately below, followed by a description of certain federal income tax consequences with respect to plans of these types.

2007 Equity Incentive Plan

The following is a summary of the material terms of our 2007 Plan, as amended to date. This description is not complete. For more information, we refer you to the full text of the 2007 Plan.

The purposes of the 2007 Plan are: (i) to secure and retain the services of eligible employees, board members, consultants and other advisors to serve our company and its affiliates, (ii) to provide incentives for such persons to exert maximum efforts for the success of our company and its affiliates and (iii) to provide a means by which they can benefit from increases in the value of our common stock.

The 2007 Plan authorizes the grant of the following types of awards: (i) nonstatutory stock options, or NSOs; (ii) incentive stock options, or ISOs; (iii) restricted stock awards; (iv) restricted stock unit awards, or RSUs; (v) stock appreciation rights, or SARs; (vi) performance stock awards; and (vii) other stock awards. Awards may be granted to employees, directors, consultants and other service providers of our company and its affiliates. However, ISOs may not be granted to non-employees.

We have authorized a total of 178,571 shares of common stock for issuance pursuant to all awards granted under the 2007 Plan. The number of shares issued or reserved pursuant to the 2007 Plan (or pursuant to outstanding awards) is subject to adjustment as a result of mergers, consolidations, reorganizations, stock splits, reverse stock splits, stock dividends and other changes in our common stock. Shares subject to awards that have been terminated, expired unexercised, forfeited, settled in cash or cancelled in accordance with the cancellation and regrant procedures under the 2007 Plan will again become available for issuance under the 2007 Plan. Shares of common stock used to pay the exercise price of awards will also again become available for issuance under the 2007 Plan. If Proposal 3 is approved by our stockholders, certain shares of common stock underlying awards outstanding under the 2007 Plan may become available for the issuance pursuant to stock awards under the Amended and Restated 2013 Plan, as further described in Proposal 3 above, rather than becoming available for issuance again under the 2007 Plan.

However, shares in the following categories may not again be made available for issuance as awards under the 2007 Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of outstanding awards, (ii) shares of common stock used to pay the exercise price of NSOs or ISOs, and (iii) shares of common stock used to pay withholding taxes related to awards.

As of December 31, 2014, 102,805 shares had been issued under the 2007 Plan, 92,570 shares underlay outstanding awards, and 86,001 other shares remained available to be subjected to further awards. If Proposal 3 is approved by our stockholders, the shares remaining available to be subjected to further awards under the 2007 Plan will become available for awards under the Amended and Restated 2013 Plan and cease to be available for issuance under the 2007 Plan, as further described in Proposal 3 above.

Administration. Our board of directors administers the 2007 Plan, subject to the board’s authority to delegate some or all of such administration to the Compensation Committee.

Performance Criteria. Vesting of any awards granted under the 2007 Plan may be made subject to the satisfaction of one or more performance goals established by the board of directors, in addition to or instead of time-vesting. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be weighted for different factors and measures.

Transferability. Unless otherwise determined by the board of directors, awards granted under the 2007 Plan are generally not transferable other than by will or by the laws of descent and distribution.

Corporate Transaction. In the event we are acquired in a corporate transaction, as defined in the 2007 Plan, unless otherwise provided in a written agreement between us and the holder of an outstanding 2007 Plan award, the award will be assumed by the successor company or a similar award will be substituted by the successor company. If the successor company does not agree to assume or substitute the award, the vesting of the award will accelerate and the award will become exercisable in full.

Effectiveness of the 2007 Plan; Amendment and Termination. The 2007 Plan became effective on March 6, 2007. The 2007 Plan will remain available for the grant of awards until the day before the tenth anniversary of the effective date. The board may amend, alter or discontinue the 2007 Plan in any respect at any time, subject to certain exceptions, but no amendment may adversely affect the rights of a participant under any awards previously granted, without his or her consent, except that stockholder approval will be needed if required by applicable law. If Proposal 3 is approved, we may no longer grant awards under the 2007 Plan.

The 2007 Plan permits us to reprice any stock option granted under the plan without the approval of our stockholders.

2013 Equity Incentive Plan

The following is a summary of the material terms of our 2013 Plan. This description is not complete. For more information, we refer you to the full text of the 2013 Plan. Our board of directors approved an amendment and restatement of the 2013 Plan, which is described above in Proposal 3.

The purposes of the 2013 Plan are: (i) to enable us to attract and retain the types of qualified employees, officers, directors, consultants and other service providers who will contribute to our long range success; (ii) to align the interests of employees, officers, directors, consultants and other service providers with those of our stockholders; and (iii) to promote the success of our business.

The 2013 Plan authorizes the grant of the following types of awards: NSOs, ISOs, SARs, restricted stock, RSUs, and performance compensation awards. Awards may be granted to employees, officers, non-employee board members, consultants and other service providers of our company and its affiliates. However, ISOs may be granted only to employees, including officers.

We have authorized a total of 403,571 shares of common stock for issuance pursuant to all awards granted under the 2013 Plan, subject to an increase of 800,000 shares upon the completion of our initial public offering and subject to additional increases every January 1 beginning January 1, 2015 equal to the lesser of (i) 5% of our outstanding common stock on such January 1 and (ii) a number of shares determined by our board in its discretion for use on such particular January 1. The number of shares issued or reserved pursuant to the 2013 Plan, or pursuant to outstanding awards, is subject to adjustment as a result of mergers, consolidations, reorganizations, stock splits, reverse stock splits, stock dividends and other changes in our common stock. Shares subject to awards that have been cancelled, expired unexercised, or forfeited do not count as shares issued under the 2013 Plan, and therefore will again to that extent become available for issuance under the 2013 Plan. However, shares in the following categories may not again be made available for issuance as awards under the 2013 Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of outstanding NSOs or ISOs, (ii) shares of common stock used to pay the exercise price of NSOs or ISOs, (iii) shares of common stock used to pay withholding taxes related to awards, or (iv) shares of common stock corresponding to the value of stock-designated SARs which are settled in cash.

In no event will any participant be granted under the 2013 Plan in any one calendar year (i) NSOs, ISOs or SARs pursuant to which, in the case of NSOs or ISOs, the aggregate number of shares of common stock that may be acquired thereunder, or, in the case of SARs, the aggregate number of shares of common stock covered thereby, exceeds 357,142 shares, or (ii) any other types of awards covering in the aggregate over 35,714 shares of common stock. Also, the maximum number of shares of common stock subject to performance stock awards, other than NSOs, ISOs and SARs, payable to any one participant under the 2013 Plan in any one performance period is 71,428 shares of common stock or, in the event such performance stock award is paid in cash, the equivalent cash value thereof on the first or last day of the performance period to which such award relates, as determined by the Compensation Committee. The maximum amount that can be paid in any calendar year to any participant pursuant to a performance cash bonus award under the 2013 Plan is $1,000,000. In addition, the maximum number of shares of common stock that may be issued during the life of the 2013 Plan under ISOs is 392,857 shares. If an award is settled in cash, the number of shares of common stock on which the award is based will count toward the applicable individual share limit.

As of December 31, 2014, 1,027,846 shares had been issued under the 2013 Plan and underlay outstanding awards, and 175,725 other shares remained available to be subjected to further awards.

Administration. The 2013 Plan is administered by our Compensation Committee. The Compensation Committee has the discretion to determine the individuals to whom awards may be granted under the 2013 Plan, the number of shares of our common stock subject to each award, the type of award, the manner in which such awards will vest and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the 2013 Plan, to establish, amend and rescind any rules and regulations relating to the 2013 Plan and to make any other determinations that it deems necessary or desirable for the administration of the 2013 Plan. All decisions, determinations and interpretations by the Compensation Committee, and any rules and regulations under the 2013 Plan and the terms and conditions of or operation of any award, are final and binding on all participants. Notwithstanding the foregoing, the board of directors also has authority to take action expressly or implicitly in the capacity of the administrator of the 2013 Plan, and the board also may delegate, to the extent allowed under Delaware law, its authority to one or more of our officers with respect to awards that do not involve covered employees within the meaning of Internal Revenue Code Section 162(m) or “insiders” within the meaning of Section 16 of the Exchange Act.

Stock Options. The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder), which, unless otherwise determined by the Committee, will be deemed to be the closing price of a share of our common stock on its principal exchange on the grant date. ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as an NSO. A participant may exercise an option by written notice and payment of the exercise price in cash, or in the discretion of the Compensation Committee, in the form of an irrevocable commitment by a broker to pay over the net proceeds from a sale of the shares issuable under an option, the delivery of previously owned shares and/or withholding of shares deliverable upon exercise, net-exercise, or any combination of these methods, or in any other form of legal consideration that may be acceptable to the Compensation Committee. The maximum term of any option granted under the 2013 Plan is 10 years from the grant date (or five years in the case of an ISO granted to a 10% stockholder). The 2013 Plan does not permit us to reprice any stock option granted under the plan without the approval of our stockholders. The 2013 Plan authorizes us to, but does not require us to, withhold from participants shares of common stock having a fair market value equal to our withholding obligation with respect to exercised NSOs.

Stock Appreciation Rights. The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The exercise price per share of each SAR will not be less than 100% of the fair market value of our common stock on the grant date, which, unless otherwise determined by the Committee, will be deemed to be the closing price of a share of our common stock on its principal exchange on the grant date. The price will be subject to adjustment for recapitalization or other changes in our common stock. The maximum term of any SAR granted under the 2013 Plan will be 10 years from the grant date. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

•	the excess of the fair market value on the exercise date of one share of our common stock over the exercise price, multiplied by
•	the number of shares of common stock covered by the SAR.

Payment may be made in shares of our common stock, in cash or partly in common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The Compensation Committee will have the authority to award restricted common stock and/or RSUs under the 2013 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to service and/or other restrictions that may result in forfeiture if specified conditions are not satisfied. Unless the Compensation Committee determines otherwise at the time the restricted stock award is granted, holders of restricted stock will have the right to vote the shares. RSUs confer the right to receive shares of our common stock, cash or a combination of shares and cash, at a future date upon or following the attainment of service and/or other conditions specified by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance-based conditions. The 2013 Plan authorizes us to, but does not require us to, withhold from participants shares of common stock having a fair market value equal to our withholding obligation with respect to restricted stock and/or settled RSUs.

Performance Compensation Awards. The Compensation Committee may award performance stock awards under the 2013 Plan. Performance stock awards are awards, denominated in shares of our common stock, cash or a combination thereof, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each stock award.

Performance Criteria. Vesting of awards granted under the 2013 Plan may be subject to a requirement of continuous service and/or the satisfaction of one or more performance goals established by the Compensation Committee. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be weighted for different factors and measures.

Transferability . Unless otherwise determined by the Compensation Committee, awards granted under the 2013 Plan will generally not be transferable other than by will or by the laws of descent and distribution.

Change in Control. Unless otherwise provided in an award agreement, in the event of a participant’s termination of continuous service without cause or for good reason, but excluding termination as a result of resignation in the absence of good reason, during the 10 day period before a change in control or during the 12 month period following a change in control, all options and SARs will become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period will expire immediately with respect to 100% of the shares of restricted stock or RSUs as of the date of the participant’s termination of continuous service.

With respect to performance compensation awards, in the event of a change in control, all incomplete performance periods in respect of such award in effect on the date the change in control occurs will end on the date of such change and the Compensation Committee will (i) determine the extent to which performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to performance goals for each such performance period based upon the Compensation Committee’s determination of the degree of attainment of performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Compensation Committee.

In addition, in the event of an anticipated change in control, the Compensation Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel upon or immediately before the change in control any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the value per share of common stock received or to be received or deemed received by our other stockholders in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Compensation Committee may cancel the option or SAR without the payment of consideration therefor.

Effectiveness of the 2013 Plan; Amendment and Termination. The 2013 Plan was adopted and approved by our board of directors on July 31, 2013 and approved by our stockholders on August 6, 2013. The 2013 Plan will remain available for the grant of awards until the tenth anniversary of the effective date. The board may amend, alter or discontinue the 2013 Plan in any respect at any time, but no amendment may impair the rights of a participant under any awards previously granted, without his or her consent, except that stockholder approval will be needed for any amendment that would increase the maximum number of shares available for awards (other than the increase that occurs every January 1), reduce the exercise price of outstanding options or SARs, or if otherwise required by applicable law or stock market requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for named executive officers and directors, we describe below each transaction and series of similar transactions, since January 1, 2014, to which we were a party or will be a party, in which the amount exceeds $120,000 (or, if less, 1% of the average of our total assets amount at December 31, 2014) and in which any related person had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section entitled “Executive Compensation.”

Claire K. T. Reiss

From time to time, Claire K. T. Reiss, who at all times described in this section was our controlling stockholder and was also a director of Biocept, individually and through entities affiliated with her has loaned us operating funds through various convertible and non-convertible debt instruments. These entities consist of Reisung Enterprises, Inc., of which Mrs. Reiss is the owner and president, and family trusts of which Mrs. Reiss is the trustee. Mrs. Reiss resigned from the board of directors on August 14, 2013.

In February 2011, we executed a note and warrant purchase agreement with Mrs. Reiss’s trusts. In exchange for a series of loans, we issued secured convertible promissory notes and warrants to purchase shares of our preferred stock to the trusts. The aggregate borrowing amount allowable under the February 2011 note and warrant purchase agreement was initially $5.0 million and was subsequently raised to $6.0 million, then $12.0 million and then $15.0 million, and the funding period was extended first to February 2012 and then to December 2012. The notes bore interest at 8%, payable at maturity. Under this note and warrant purchase agreement, we issued notes payable of $1.25 million and $10.0 million to Mrs. Reiss’ family trusts and Reisung Enterprises, Inc. during 2012 and 2011, respectively. The notes matured during 2012, and all principal of these notes was unpaid at December 31, 2012. In June 2013, Mrs. Reiss’ family trusts and Reisung Enterprises, Inc. converted the entire principal amount of $11.25 million and accrued interest of $1.7 million due on these notes into 24,002,689 shares of Series A preferred stock. The family trusts and Reisung Enterprises, Inc. retained the 4,166,667 preferred stock warrants they received under the 2011 note and warrant purchase agreement. Such warrants terminated unexercised upon the closing of our initial public offering.

In January 2012, we executed a note and warrant purchase agreement with several shareholders, including Mrs. Reiss’ family trusts. The aggregate borrowing amount allowable under the January 2012 note and warrant purchase agreement was initially $3.35 million and was subsequently raised to $8.35 million, and the funding period was extended to December 2012. The notes bore interest at 10%, payable at maturity. Under this note and warrant purchase agreement, we issued notes payable to Mrs. Reiss’ family trusts and Reisung Enterprises, Inc. for an aggregate principal amount of $5.8 million during 2012. The notes matured during 2012, and all principal and accrued interest on these notes was unpaid at December 31, 2012. In June 2013, Mrs. Reiss’ family trusts and Reisung Enterprises, Inc. converted the entire principal amount of $5.8 million and accrued interest of $627,000 due on these notes into 11,921,156 shares of Series A preferred stock. The family trusts and Reisung Enterprises, Inc. retained the 2,151,852 preferred stock warrants they received under the 2012 note and warrant purchase agreement; such warrants terminated unexercised upon the closing of our initial public offering. The number of warrants exercisable under this series of warrant agreements was determined by dividing the warrant coverage amount of 20% by the exercise price. The exercise price of the warrants was $0.54.

As of June 2013, we executed a note and warrant purchase agreement with several shareholders, including a family trust affiliated with Mrs. Reiss and Reisung Enterprises, Inc., to reflect certain prior and possible future borrowings under a series of notes, totaling up to $7.0 million. We had borrowed $0.72 million under this arrangement from Mrs. Reiss’ family trust before December 31, 2012 and we borrowed another $1.8 million under it from her family trust and Reisung Enterprises, Inc. in 2013. The maturity date of each note was May 31, 2014 and could have been extended for two successive six month periods. Each note bore interest at 8.0% per annum, payable at maturity. The principal amount of and accrued interest on each note would automatically convert into common stock upon the closing of an underwritten initial public offering resulting in at least $8.0 million of gross proceeds to us, at a conversion price equal to the price per share of our common stock sold in our initial public offering. The number of shares underlying the associated common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the loan principal, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding for amounts we borrowed from Mrs. Reiss and entities affiliated with her under this arrangement was $2,682,328. In connection with the closing of our initial public offering on February 10, 2014, the aggregate amount outstanding related to this arrangement of $2,704,839 converted at $10.00 per share into a total of 270,484 shares of common stock, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 125,250 shares of common stock. The warrants became exercisable for a five year period beginning on the closing of our initial public offering.

In July 2013, we and one of Mrs. Reiss’ family trusts amended a $1.4 million promissory note which we had issued to the trust in 2008 to provide that the entire principal amount of and accrued interest on such note would automatically convert, upon the closing of an initial public offering, into shares of our common stock at a price per share equal to the offering price per share to the public in such offering. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding on such note was $1,628,871. In connection with the closing of our initial public offering on February 10, 2014, the $1,633,982 aggregate amount outstanding related to this arrangement converted at $10.00 per share into a total of 163,399 shares of common stock.

As compensation for guaranteeing our Line of Credit, which had an initial credit availability of $1.5 million with two other guarantors and finally approximately $2.6 million with four other guarantors, a family trust affiliated with Mrs. Reiss received common stock warrants from us. The number of shares underlying the common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the fair market value of the collateral provided by the family trust to secure the trust’s guaranty obligations to UBS Bank USA, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. At the closing of our initial public offering on February 10, 2014, the fair market value of the collateral provided by the family trust under this arrangement was $1,176,042, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 58,802 shares of common stock. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

Edward Neff

Edward Neff, a member of our board of directors, is the chief executive officer and owner of Systems, Machines, Automation Components Corporation (SMAC), a company which has loaned us operating funds under convertible debt arrangements and provided financing for certain fixed asset purchases.

Under the note and warrant purchase agreement executed in February 2011, we borrowed $125,000 and $425,000 from SMAC in 2011 and 2012, respectively. See details of the February 2011 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. The principal and accrued interest on these notes was unpaid at December 31, 2012. In June 2013, SMAC converted the principal of $550,000 and accrued interest of $53,000 due on these notes into 1,116,498 shares of Series A preferred stock. SMAC retained 203,698 preferred stock warrants it received under the 2011 note and warrant purchase agreement. Such warrants terminated unexercised upon the closing of our initial public offering.

During 2011, we entered into two financing arrangements with SMAC, for the purchase of lab equipment from SMAC totaling $256,000, of which $138,000 and $60,000 was outstanding as of December 31, 2011 and 2012, respectively. The stated interest rate on each financing agreement was 0.0%. Under the first financing arrangement, the maximum amount which could be borrowed was $147,000, the largest amount of principal outstanding during the period from January 1, 2012 to date was $72,000, the principal amount outstanding on September 30, 2013 was $22,000, the amount of principal paid during the period from January 1, 2012 to date was $50,000, and the amount of imputed interest (calculated using a 8.00% per annum imputed interest rate) during the period from January 1, 2012 to date was $7,000. Under the second financing arrangement, the maximum amount which could be borrowed was $109,000, the largest amount of principal outstanding during the period from January 1, 2012 to date was $66,000, the principal amount outstanding on September 30, 2013 was $39,000, the amount of principal paid during the period from January 1, 2012 to date was $27,000, and the amount of imputed interest (calculated using a 8.00% per annum imputed interest rate) during the period from January 1, 2012 to date was $5,000.

As of June 2013, we executed a note and warrant purchase agreement with several shareholders, including SMAC, to reflect certain prior and possible future borrowings under a series of notes, totaling up to $7.0 million. See details of the June 2013 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. We borrowed $25,000 from SMAC under this arrangement in 2012 and an additional $925,000 in 2013. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding for amounts we borrowed from SMAC under this arrangement was $997,393. In connection with the closing of our initial public offering on February 10, 2014, the aggregate amount outstanding related to this arrangement of

$1,081,401 converted at $10.00 per share into a total of 108,140 shares of common stock, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 51,249 shares of common stock. The warrants became exercisable for a five year period beginning on the closing of our initial public offering.

As compensation for guaranteeing our Line of Credit, which had an initial credit availability of $1.5 million with two other guarantors and finally approximately $2.6 million with four other guarantors, SMAC received common stock warrants from us. The number of shares underlying the common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the fair market value of the collateral provided by SMAC to secure its guaranty obligations to UBS Bank USA, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. At the closing of our initial public offering on February 10, 2014, the fair market value of the collateral provided by SMAC under this arrangement was $576,000, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 28,800 shares of common stock. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

David F. Hale

Under the note and warrant purchase agreement executed in February 2011, we issued a note payable of $50,000 during 2011 to Hale BioPharma Ventures LLC, which is controlled by our Executive Chairman David F. Hale. Under the note and warrant purchase agreement executed in January 2012, we issued notes payable of $100,000 to Hale BioPharma Ventures LLC. See details of the February 2011 and January 2012 note and warrant purchase agreements in the description of transactions with Claire K. T. Reiss, above. The principal and interest on these notes was unpaid at December 31, 2012. In June 2013, Hale BioPharma Ventures LLC converted the entire $150,000 principal balance of and accrued interest of $18,000 due on these notes into 310,392 shares of our Series A preferred stock. Hale BioPharma Ventures LLC retained 55,555 preferred stock warrants it received under the 2011 and 2012 note and warrant purchase agreements. Such warrants terminated unexercised upon the closing of our initial public offering.

As of June 2013, we executed a note and warrant purchase agreement with several shareholders, including Hale BioPharma Ventures LLC, to reflect certain prior and possible future borrowings under a series of notes, totaling up to $7.0 million. See details of the June 2013 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. We borrowed $443,500 under this arrangement from Hale BioPharma Ventures LLC in 2013. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding for amounts we borrowed from Hale BioPharma Ventures LLC under this arrangement was $467,822. In connection with the closing of our initial public offering on February 10, 2014, the aggregate amount outstanding related to this arrangement of $471,807 converted at $10.00 per share into a total of 47,180 shares of common stock, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 22,175 shares of common stock. The warrants became exercisable for a five year period beginning on the closing of our initial public offering.

As compensation for guaranteeing our Line of Credit, which had an initial credit availability of $1.5 million with two other guarantors and finally approximately $2.6 million with four other guarantors, Hale BioPharma Ventures LLC received common stock warrants from us. The number of shares underlying the common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the fair market value of the collateral provided by Hale BioPharma Ventures LLC to secure its guaranty obligations to UBS Bank USA, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. At the closing of our initial public offering on February 10, 2014, the fair market value of the collateral provided by Hale BioPharma Ventures LLC under this arrangement was $726,034, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 36,301 shares of common stock. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

M. Faye Wilson

Under the note and warrant purchase agreement executed in February 2011, we issued notes payable of $75,200 during 2011 to our director M. Faye Wilson and Wilson Boyles & Co., LLC, which is controlled by Ms. Wilson. Under the note and warrant purchase agreement executed in January 2012, we issued a note payable of $20,000 to Ms. Wilson. See details of the February 2011 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. The principal and interest on these notes was unpaid at December 31, 2012. In June 2013, Ms. Wilson and Wilson Boyles & Co., LLC converted the entire $95,200 principal balance of and accrued interest of $10,000 due on these notes into 194,859 shares of our Series A preferred stock. Ms. Wilson retained 30,536 preferred stock warrants she received under the 2011 and 2012 note and warrant purchase agreements and Wilson Boyles & Co., LLC retained 4,722 preferred stock warrants it received under the 2011 and 2012 note and warrant purchase agreements. Such warrants terminated unexercised upon the closing of our initial public offering.

As of June 2013, we executed a note and warrant purchase agreement with several shareholders, including Ms. Wilson, to reflect certain prior and possible future borrowings under a series of notes, totaling up to $7.0 million. See details of the June 2013 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. We borrowed $25,000 under this arrangement from Ms. Wilson in 2013. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding for amounts we borrowed from Ms. Wilson under this arrangement was $26,271. In connection with the closing of our initial public offering on February 10, 2014, the aggregate amount outstanding related to this arrangement of $26,496 converted at $10.00 per share into a total of 2,649 shares of common stock, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 1,250 shares of common stock. The warrants became exercisable for a five year period beginning on the closing of our initial public offering.

Bruce E. Gerhardt

Under the note and warrant purchase agreement executed in February 2011, we issued a note payable of $25,000 during 2011 to our director Bruce E. Gerhardt. Under the note and warrant purchase agreement executed in January 2012, we issued notes payable of $30,000 to Mr. Gerhardt. See details of the February 2011 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. The principal and interest on these notes was unpaid at December 31, 2012. In June 2013, Mr. Gerhardt converted the entire $55,000 principal balance of and accrued interest of $7,000 due on these notes into 115,084 shares of our Series A preferred stock. Mr. Gerhardt retained 20,370 preferred stock warrants he received under the 2011 and 2012 note and warrant purchase agreements. Such warrants terminated unexercised upon the closing of our initial public offering.

As of June 2013, we executed a note and warrant purchase agreement with several shareholders, including Mr. Gerhardt, to reflect certain prior and possible future borrowings under a series of notes, totaling up to $7.0 million. See details of the June 2013 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. We borrowed $10,000 under this arrangement from Mr. Gerhardt in 2013. As of December 31, 2013, the aggregate amount of principal and accrued interest outstanding for amounts we borrowed from Mr. Gerhardt under this arrangement was $10,458. In connection with the closing of our initial public offering on February 10, 2014, the aggregate amount outstanding related to this arrangement of $10,548 converted at $10.00 per share into a total of 1,054 shares of common stock, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 500 shares of common stock. The warrants became exercisable for a five year period beginning on the closing of our initial public offering.

Subsequent to December 31, 2013, as compensation for guaranteeing our Line of Credit, which had an initial credit availability of $1.5 million with a total of three guarantors and finally approximately $2.6 million with a total of five guarantors, Mr. Gerhardt received common stock warrants from us. The number of shares underlying the common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the fair market value of the collateral provided by Mr. Gerhardt to secure his guaranty obligations to UBS Bank USA, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. At the closing of our initial public offering on February 10, 2014, the fair market value of the collateral provided by Mr. Gerhardt under this arrangement was $50,000, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 2,500 shares of common stock. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

Ivor Royston, M.D.

Under the note and warrant purchase agreement executed in February 2011, we issued a note payable of $100,000 during 2011 to the individual retirement account of our director Ivor Royston, M.D. See details of the February 2011 note and warrant purchase agreement in the description of transactions with Claire K. T. Reiss, above. The principal and interest on this note was unpaid at December 31, 2012. In June 2013, Dr. Royston’s IRA converted the entire $100,000 principal balance of and accrued interest of $10,000 due on this note into 204,059 shares of our Series A preferred stock. Dr. Royston’s IRA retained 37,037 preferred stock warrants it received under the 2011 note and warrant purchase agreement. Such warrants terminated unexercised upon the closing of our initial public offering.

Subsequent to December 31, 2013, as compensation for guaranteeing our Line of Credit, which had an initial credit availability of $1.5 million with a total of three guarantors and finally approximately $2.6 million with a total of five guarantors, Dr. Royston received common stock warrants from us. The number of shares underlying the common stock warrants was determined by dividing the warrant coverage amount, which was 50% of the fair market value of the collateral provided by Dr. Royston to secure his guaranty obligations to UBS Bank USA, by the exercise price, which was set at the price per share of our common stock sold in our initial public offering. At the closing of our initial public offering on February 10, 2014, the fair market value of the collateral provided by Dr. Royston under this arrangement was $50,000, and the exercise price of the associated warrants was fixed at $10.00 per share for an aggregate of 2,500 shares of common stock. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

Lyle J. Arnold

Lyle J. Arnold, Ph.D., our Senior Vice-President of Research and Development and Chief Scientific Officer, is the controlling person of Aegea Biotechnologies, Inc. On June 2, 2012, we entered into an Assignment and Exclusive Cross-License Agreement with Aegea in regard to the CEE-Selector technology. Under the Agreement, each party has an undivided joint ownership interest in all of the patents and other intellectual property rights for such technology. We obtained an exclusive, worldwide, royalty-free, fully-paid, irrevocable, sublicensable license for all applications in the fields of oncology clinical testing and oncology diagnostics (including both laboratory developed tests and IVD tests as applied to the oncology field) and oncology basic and clinical research that is performed internally by us, as a service offered by us, or in a bona fide collaboration between us and one or more third parties (where the sample types tested are tissue, whole blood, bone marrow, cerebrospinal fluid or derivatives of any of such sample types); provided that any such collaboration must not be solely or primarily directed to providing research reagents or research technologies to such collaborator, and must not involve the sale or resale of patented research reagents or the licensing of technologies for patented research applications by such collaborator to third parties. Under the Agreement’s license, we are free of any obligation to obtain further consent from Aegea or to account to Aegea. Aegea obtained an exclusive, worldwide, royalty-free, fully-paid, irrevocable sublicensable license for all applications in all other fields, without any obligation to obtain further consent from us or to account to us. We were given responsibility for prosecuting some of the relevant patent applications, and Aegea was given responsibility for prosecuting others, but the two parties will share all patent prosecution and maintenance costs equally.

Goodman Co. Ltd.

In June 2013, Goodman Co. Ltd., a beneficial owner of more than 5% of our common stock at the time, converted the entire principal amount of $1,935,000 and accrued interest of approximately $105,000 due on a secured promissory note held by it into 3,777,324 shares of Series A preferred stock. In connection with this conversion, we issued to Goodman Co. Ltd. a warrant to purchase 23,809 shares of common stock at an exercise price equal to the price per share of our common stock sold in our initial public offering. The warrants became exercisable for a two year period beginning on the closing of our initial public offering.

Indemnification Agreements

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers. In addition, our predecessor company Biocept, Inc., a California corporation, entered into indemnification agreements with certain of our current directors and executive officers and certain prior directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under California law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Policies and Procedures for Related Party Transactions

We adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, collectively, related parties, are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the audit committee. Any request for us to enter into a transaction with a related party in which the amount involved exceeds $120,000, and in which such related party would have a direct or indirect interest, must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related person’s interest in the transaction.

Equity Awards

We have granted stock options to our executive officers and directors.  For additional information, see “Executive Compensation—Outstanding Equity Awards.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of our common stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock.  Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2014, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2016 must be received by us no later than January 6, 2016, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

Under our amended and restated bylaws, a stockholder who wishes to make a proposal at the 2016 annual meeting without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no earlier than the close of business on February 17, 2016 and no later than the close of business on March 18, 2016 provided, however, that in the event the annual meeting for 2016 is called for a date that is not within 30 days before or after June 16, 2016, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  Our amended and restated bylaws specify certain requirements regarding the form and content of such a notice.

ANNUAL REPORT

Our Annual Report for the fiscal year ended December 31, 2014 will be mailed to stockholders of record with this Proxy Statement on or about May 5, 2015.  Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report, and it will be furnished without charge upon receipt of a written request identifying the person so requesting an Annual Report as a stockholder of the Company at such date.  Requests should be directed in writing to Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: William Kachioff, or by telephone to (858) 320-8200.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other agents to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside.  This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.  Stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other agent.  You may also obtain a separate proxy statement or annual report without charge by contacting us at Biocept, Inc., 5810 Nancy Ridge Drive, San Diego, California 92121, Attention: William Kachioff; or by telephone to (858) 320- 8200.  We will promptly send additional copies of the proxy statement or annual report.

Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Annual Meeting.  If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

Michael W. Nall

President and Chief Executive Officer

San Diego, California

April 30, 2015

ANNEX A

BIOCEPT, INC. 2013 Amended and Restated EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: July 31, 2013

Approved by the Stockholders: August 6, 2013

Amended and Restated by the Board of Directors: April 28, 2015

Approved by the Stockholders: [                 ]

1. General.

1.

Plan History.  The name of this plan is the Biocept, Inc. 2013 Equity Incentive Plan, as it may be amended from time to time (the “Plan”).  The Plan was originally adopted by the Board and stockholders of the Company on July 31, 2013 and August 6, 2013, respectively.  The Plan was amended and restated effective June 16, 2015, the date the amendment and restatement of the Plan was approved by the Company’s stockholders at the Company’s 2015 Annual Meeting (the "Amendment and Restatement Effective Date").  As of the Amendment and Restatement Effective Date, the Plan became the successor to and continuation of the Biocept, Inc. 2007 Equity Incentive Plan (the “2007 Plan”).  From and after the Amendment and Restatement Effective Date, no additional stock awards will be granted under the 2007 Plan, however outstanding stock awards granted under the 2007 Plan will remain subject to the terms of the 2007 Plan.  Any shares of Common Stock that would otherwise remain available for future grants of stock awards under the 2007 Plan as of the Amendment and Restatement Effective Date (the “2007 Plan Available Reserve”) will cease to be available under the 2007 Plan at such time and will be added to the Share Reserve (as further described in Section 4.1 below) and be immediately available for grants and issuance pursuant to Awards hereunder.  In addition, from and after the Amendment and Restatement Effective Date, any shares subject, at such time, to outstanding stock awards that were granted under the 2007 Plan (the "2007 Plan Awards") will be added to the Share Reserve at such time and to the extent described in Section 4.1 and 4.3 below.

2.

General Purpose. The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

3.	Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors.
4.

Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards and (e) Performance Compensation Awards.

2. Definitions.

“2007 Plan Available Reserve” means the shares of Common Stock that remain available for future grants of stock awards under the 2007 Plan as of the Amendment and Restatement Effective Date.

“2007 Plan Award” means a stock award that was granted under the 2007 Plan and that is outstanding as of the Amendment and Restatement Effective Date.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Amendment and Restatement Effective Date” means June 16, 2015, the date the Plan was amended and restated by the Company’s stockholders at the Company’s 2015 Annual Meeting.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any securities exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of any length of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means, with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the conviction of or plea of guilty or no contest to, a felony or a crime involving moral turpitude; (ii) the commission of a felony or a crime involving moral turpitude for which charges have been filed or the circumstances of which are such that, if sufficient admissible evidence of guilt were available to prosecuting authorities, such authorities would typically elect to prosecute the alleged offender given all the circumstances; (iii) the commission of any other material act involving willful malfeasance or fiduciary breach with respect to the Company or an Affiliate; (iv) conduct that results in or would reasonably be expected or intended to result in material harm to the reputation or business of the Company or any of its Affiliates; (v) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (vi) material violation of state or federal securities laws. For this purpose, a first offense of drunk driving shall be deemed not to involve moral turpitude.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of and whether a Participant has been discharged for Cause.

“Change in Control” means: (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days before the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition, or (B) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, (whether or not the approval of the Company’s stockholders is required for such merger), consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately before the Business Combination; (ii) no Person (other than Claire Reiss or her Affiliates or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination. Notwithstanding the foregoing, a transaction or event shall not constitute a Change in Control if it does not qualify as a change in control event within the meaning of Section 409A and such failure to qualify would, in the circumstances, cause a Section 409A problem.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Biocept, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is not otherwise any interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A, termination of service shall not be deemed to have occurred for purposes of any provision of this Plan or such Award providing for the payment of any amounts or benefits that may be considered nonqualified deferred compensation under Section 409A upon or following a termination of service unless such termination is also a “separation from service” within the meaning of Section 409A, and, for purposes of any such provision of this Plan or such Award, references to a “termination,” “termination of service” or like terms shall mean such a separation from service (determined in accordance with the presumptions set forth in Section 1.409A-1(h) of the Treasury Regulations). For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be conclusively determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date on which this Plan was originally adopted by the Board, which was July 31, 2013.

“Employee” means any person, not excluding a person who is also an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any US national securities exchange, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable. In the absence of an established market for the Common Stock on any US national securities exchange, the Fair Market Value shall be determined (as of the close of business on the date in question) in good faith by the Committee in a manner consistent with the valuation principles of Section 409A and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; (b) If no such agreement exists or if such agreement does not define Good Reason, the definition of Good Reason set forth in the Employee or Consultant's Award Agreement; or (c) If the applicable Award Agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided, if ever, by the Participant within 40 days after the Participant’s knowledge of the applicable circumstances; if the Participant does not timely deliver such notice, it shall be conclusively deemed that Good Reason is not present): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary; or (iii) an involuntary geographical relocation of the Participant’s principal office location by more than 50 miles. In no event shall a Participant’s resignation be deemed to be with Good Reason (in relation to any particular circumstances alleged to constitute Good Reason) for purposes of this Plan or any Award Agreement unless the effective date of the Participant’s resignation is before the earlier of 100 days after the Participant’s knowledge of the applicable circumstances or 20 days after the 30-day remedy period described in the preceding sentence (if applicable) has expired without the circumstances being remedied.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option designated as and intended to qualify as, and qualifying as, an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director after the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall ever be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.3(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m).

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms or under the circumstances of its grant does not qualify or is not intended to qualify as an Incentive Stock Option. Without limitation, to the extent that any Option designated as an Incentive Stock Option fails at any time, in whole or in part, to qualify as an Incentive Stock Option, it shall to that extent constitute a Non-qualified Stock Option.

“Officer” means a person who is an officer of the Company within the meaning and purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, any other person who properly holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, any other person who properly holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.3 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or of an Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, stock price growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) regulatory milestones; (w) scientific milestones; (x) customer acquisition; (y) completion of partnering agreement; (z) workforce retention; (aa) completion of acquisitions or business expansion; and (bb) individual business objectives.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m), the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m)), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m)), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m)), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No.30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Person” means any individual, entity, trust, partnership, organization, association, or (within the meaning of Section 13(d)(3) of the Exchange Act and the rules thereunder) group.

“Permitted Transferee” means: (a) a member of the Optionholder’s or other Participant’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s or other Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder or other Participant) control the management of assets, and any other entity in which these persons (or the Optionholder or other Participant) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion so long as the Participant receives no consideration in connection with such transfer.

“Plan” means this Biocept, Inc. 2013 Equity Incentive Plan, as amended from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Restricted Stock” has the meaning set forth in Section 7.2(a).

“Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Section 162(m)” means Section 162(m) of the Code, as in effect from time to time.

“Section 409A” means Section 409A of the Code, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

“Vested Unit” has the meaning set forth in Section 7.2(e).

3. Administration.

1.

Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. (Notwithstanding references herein to the “Committee” and notwithstanding any prior delegation, if the Board generally or in an instance takes action with regard to administration of the Plan, the references herein to the authority or discretion of the Committee shall be read as, for the purpose of such action generally or in such instance (as the case may be), the authority or discretion of the Board.) Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

1.	to construe and interpret the Plan and apply its provisions;
2.	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
3.	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

4.

to delegate (to the extent allowed under Delaware General Corporation Law Section 157 or other Applicable Laws) its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

5.	to determine when Awards are to be granted under the Plan and the applicable Grant Date;
6.	from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
7.	to determine the number of shares of Common Stock to be made subject to each Award;
8.	to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
9.	to determine whether each Restricted Award is to be an Award of Restricted Stock or of Restricted Stock Units;
10.

to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

11.	to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;
12.	to determine the identity or capacity of any persons who may be entitled to receive anything under or exercise a Participant’s rights under any Award Agreement;
13.

to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (and it being understood that these principles shall apply to any modification of the purchase price or the exercise price of any outstanding Award, provided that the Committee will not have the authority to (1) reduce the exercise, purchase or strike price of any outstanding Option or Stock Appreciation Right under the Plan, or (2) cancel any outstanding Option or Stock Appreciation Right that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan or otherwise, unless the stockholders of the Company have approved such an action within 12 months prior to such an event;

14.	to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan;
15.

to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments (in accordance with Sections 11 and 12 of the Plan);

16.

to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

17.	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
2.	Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.
3.

Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members, whether present or not, or by the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. This Section 3.3 is not in derogation of Section 3.1(d).

4.

Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors and who also meet the independence requirements (if any) under the then applicable rules, regulations, listing requirements or listing maintenance requirements adopted by the principal national securities exchange on which the Common Stock is then listed. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m). However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors. This Section 3.4 is not in derogation of Section 3.1(d).

5.

Indemnification. Service on the Committee is a form of service in the capacity of a member of the Board. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee members shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee members may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee members in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member(s) did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee member(s) shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

6.	Exculpation. No Director, Committee member or Employee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith.

4. Shares Subject to the Plan.

1.

Share Reserve.  Subject to Section 4.4 and Section 11, the aggregate number of shares of Common Stock that may be available for issuance pursuant to Awards from and after the Amendment and Restatement Effective Date will not exceed 3,068,865 shares, which is the sum of (1) 1,500,000 new shares of Common Stock, plus (2) the number of shares of Common Stock previously authorized by the Company stockholders (i) that remain available for issuance for future Award grants under Plan as of immediately prior to the Amendment and Restatement Effective Date and (ii) that consist of the 2007 Plan Available Reserve plus (3) any shares underlying outstanding Awards under the Plan and 2007 Plan Awards that on or after the Amendment and Restatement Effective Date become available for issuance under the Plan again pursuant to Section 4.4 below shall be available for the grant of Awards under the Plan (such aggregate number of shares described in (1) through (3)  the "Share Reserve").  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, or shares reacquired by the Company in any manner.

2.	Limitations.
1.

Subject to the Share Reserve and adjustment in accordance with Section 11, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 3,068,865 shares of Common Stock.

2.

Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 2,000,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 1,000,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

3.

Reversion of Shares to the Share Reserve.  Any shares of Common Stock subject to an Award or a 2007 Plan Award that is canceled, forfeited or expires before exercise or realization, either in full or in part, shall to that extent again become available for issuance under the Plan. (For this purpose, repurchase of Restrict Stock at a nominal repurchase price is deemed a forfeiture.) Notwithstanding anything to the contrary contained herein: shares subject to an Award or a 2007 Plan Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares used to satisfy the exercise or purchase price of such Award or 2007 Plan Award, including shares used to effect a “net exercise,” in payment of an Option exercise price requirement, (b) shares delivered to or withheld by the Company to satisfy any tax withholding obligation in connection with an Award or a 2007 Plan Award, (c) shares covered by a stock-settled Stock Appreciation Right that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with the proceeds of the exercise or purchase price of a stock Award or a 2007 Plan Award.

4.

Minimum Vesting Requirements.  No Option or Stock Appreciation Right (including an Option or Stock Appreciation Right that is a Performance Compensation Award or otherwise subject to vesting based on performance goals) will vest until at least twelve months following the date of grant of such Award; provided, however, that up to 5% of the Share Reserve (as defined in Section 4.1) may be subject to Options and Stock Appreciation Rights (including Options and Stock Appreciation rights that are Performance Compensation Awards or otherwise subject to vesting based on performance goals) that do not meet such vesting requirements.

5. Eligibility.

1.	Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option (or other Award) is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A and the terms of such Option (or other Award) do not satisfy the requirements of Section 409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

1.

Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders and a requirement that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date, the term of an Incentive Stock Option granted under the Plan shall be determined by the Committee. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

2.

Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value on the Grant Date of the Common Stock subject to the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code and Section 409A.

3.

Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value on the Grant Date of the Common Stock subject to the Option. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A.

4.

Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by bank check on the day the Option is exercised or (b) in the discretion (exercised either generally or only for the particular instance) of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid on the day the Option is exercised: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” same-day-sale exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is (with Committee approval) paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any time the Common Stock is publicly traded an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

5.

Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to qualified domestic relations orders under Applicable Laws and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.

Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon approval by the Committee to the extent provided in the Award Agreement. No such transfer which is a “prohibited transfer for value” (within the meaning of the General Instructions to Securities Act Form S-8) shall be allowed. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to qualified domestic relations orders under Applicable Laws and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7.

Vesting of Options. Subject to Section 4.4, each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate and in accordance with Section 4.4. The vesting provisions of individual Options may vary.

8.

Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

9.

Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

10.

Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

11.

Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

12.

Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

13.	Fractions. No Option may be exercised for a fraction of a share of Common Stock.

7. Provisions of Awards Other Than Options.

1.	Stock Appreciation Rights.
1.

General.  Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions (including as to transferability and ability to be pledged or otherwise encumbered) not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

2.

Grant Requirements.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

3.

Term of Stock Appreciation Rights.  The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of its Grant Date.

4.

Vesting of Stock Appreciation Rights.  Subject to Section 4.4, each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate in accordance with Section 4.4. The vesting provisions of individual Stock Appreciation Rights may vary.

5.

Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made as of and as soon as practicable after the date of exercise. Payment shall be made in the form of shares of Common Stock, cash or a combination thereof, as determined by the Committee. The Award Agreement may, in the Committee’s discretion, provide that a Stock Appreciation Right shall be paid out immediately upon it vesting; and in such case “exercise” shall be deemed to occur automatically upon vesting.

6.

Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. However, a Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another stock appreciation right in a manner satisfying the provisions of Section 409A. A Related Right granted simultaneously with or after the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

7.

Reduction in the Underlying Option Shares.  Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.	Fractions. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.
2.	Restricted Awards.
1.

General.  A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement, and shall be voided if the Award Agreement is not executed and delivered by the Participant within 30 days after the Grant Date. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

2.	Restricted Stock and Restricted Stock Units
1.

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends. The consideration for Restricted Stock shall be, as determined by the Committee in its discretion and set forth in the Restricted Award, given in the form of cash, past services rendered to the Company or its Affiliate, and/or (if allowed by Applicable Laws) services to be rendered to the Company or its Affiliate during the Restricted Period.

2.

The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

3.	Restrictions
1.

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

1.

If applicable state law requires a Participant to pay to the Company in cash at least the par value per share of Restricted Stock in connection with purchase of the Restricted Stock, the Participant shall pay to the Company in cash an amount equal to the par value per share times the number of shares of Restricted Stock; and all reference herein to forfeiture of Restricted Stock shall instead be read as references to repurchase of such Restricted Stock for a cash amount equal to such par value per share times the number of shares so repurchased. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement.

2.

Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions (including as to transferability and ability to be pledge or otherwise encumbered) as may be set forth in the applicable Award Agreement. No transfer which is a “prohibited transfer for value” (within the meaning of the General Instructions to Securities Act Form S-8) shall be allowed.

3.

Subject to the provisions of the Plan, including Section 12, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

4.

Restricted Period.  With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end or lapse at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

5.

Delivery of Restricted Stock and Settlement of Restricted Stock Units.  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall as soon as practicable deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall as soon as practicable deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

6.

Stock Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Restricted Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Restricted Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

3.	Performance Compensation Awards.
1.

General.  The Committee shall have the authority, at the time of grant of any Award (other than, to the extent that such Options and Stock Appreciation Rights are deemed to constitute “performance-based compensation” under Section 162(m) even in the absence of such designation, any Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m). In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).

2.

Eligibility.  The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m)) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.3. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

3.

Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m)), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.3(c) and record the same in writing.

4.	Payment of Performance Compensation Awards
1.

Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

2.

Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

3.

Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.3(d)(iv) hereof, if and when it deems appropriate.

4.

Use of Discretion.  In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.3(d)(vi) of the Plan.

5.

Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.3 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

6.

Maximum Award Payable.  Notwithstanding any provision contained in this Plan to the contrary, the maximum number of shares of Common Stock subject to Awards (other than Options and Stock Appreciation Rights) which are Performance Compensation Awards payable to any one Participant under the Plan for a Performance Period is 2,000,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.3(a) shall be $2,000,000.

8. Show-Stopper Conditions.

1.

Securities Law Compliance. Each Award Agreement shall provide (and such provision shall control over any other provision of the Plan or the Award Agreement which would be to the contrary) that no shares of Common Stock shall be purchased, sold, issued or delivered thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

2.

Withholding Obligations. Each Award Agreement shall provide (and such provision shall control over any other provision of the Plan or the Award Agreement which would be to the contrary) that no shares of Common Stock shall be purchased, sold, issued or delivered thereunder unless and until any then Applicable Laws for the payment of employee-side withholding taxes in connection therewith have been satisfied by (a) a cash payment by the Participant to the Company of 100% of such amount, or (b) as may be allowed by the following sentence. To the extent (if any) provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy the preceding sentence’s requirement for payment of any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (if so expressly allowed) or by a combination of such means expressly allowed, in any event totaling in value 100% of such amount: (a) authorizing the Company to withhold cash from any cash compensation to be paid to the Participant, provided both the Company and the Participant actually and reasonably believe cash compensation sufficiently large will become payable to the Participant within 45 days; (b) tendering a cash payment; (c) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by Applicable Law; or (d) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. Common Stock so withheld or delivered would be valued at its Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

1.

Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest (or restrictions lapse), notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest (or restrictions lapse); provided that if such action is taken in connection with a Change in Control, such action shall be made only in accordance with the provisions of Sections 11 and 12.

2.

Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is before the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

3.

No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted (or in any other capacity) or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee or the service of a Consultant, in either case with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or Applicable Laws.

4.

Freedom to Approve Acquisitions, Etc. The grant of Awards shall in no way affect the right of the Company to effect a Change in Control or a Business Combination or to otherwise adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets; the Board and the Company shall incur no liability to Participants by approving or effecting such a transaction.

5.

Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment or of Continuous Service by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the express written terms of the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A if the applicable Award is subject thereto.

11. Adjustments upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger by which the Company is (either by direct merger or reverse triangular merger) acquired, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, the maximum number of shares of Common Stock which can be issued pursuant to Incentive Stock Options stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.3(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve as near as may be (but not to increase) the economic intent of such Award consistent with the purpose of such transaction. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company, the Committee shall, in the case of Incentive Stock Options, seek to ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, seek to ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m), any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m). The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. By way of example, and without limitation: if the Company is acquired by merger for cash, all Options exercisable after such merger shall entitle the Optionholder to receive, upon exercise, cash (equal to the per-share cash merger price) and nothing else.

12. Effect of Change in Control.

1.	Double Trigger: Foreshortening. Notwithstanding any provision of the Plan to the contrary:
1.

In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason (but excluding termination as a result of resignation in the absence of Good Reason) during the 10-day period before a Change in Control or during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

2.

With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

2.

Acceleration and Termination. In addition, in the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding Awards or substitute similar stock awards for such outstanding Awards, then the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, accelerate the vesting (and exercisability, as applicable) of outstanding Awards in full or in part to a date prior to the effective time of the Change in Control and, to the extent not exercised (if applicable) at or prior to the effective time of the Change in Control,  cancel all outstanding Awards upon or immediately before the Change in Control (but subject to the condition that the Change in Control actually occur) and pay to the holders of such cancelled Awards, in cash or stock, or any combination thereof, the value of such Awards (including, at the discretion of the Committee, any unvested portion of the Award) immediately prior to cancellation based upon the value per share of Common Stock received or to be received or deemed received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

3.

Variations. The Committee may in its discretion treat differently any Awards or Participants in connection with a Change in Control, either in the terms of the initial Award Agreements or in any actions taken by the Committee after the Grant Date.

4.

Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

1.

Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval. All provided, that that if the only Applicable Law which stockholder approval is necessary to satisfy pertains to Incentive Stock Options but not to any other Awards, such amendment shall be effective immediately as to all types of Awards other than Incentive Stock Options upon Board approval; but shall additionally become effective as to Incentive Stock Options upon stockholder approval and not before.

2.

Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

3.

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A and/or to bring the Plan and/or Awards granted under it into compliance therewith.

4.

No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

5.

Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

1.

Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are valid under Applicable Laws and are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is or is intended to be detrimental to the business or reputation of the Company and/or its Affiliates.

2.

Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or securities exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or securities exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or securities exchange listing requirement).

3.

Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

4.

Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

5.

Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

6.

Benefits Not Alienable. Other than as provided above or in an Award Agreement, benefits under this Plan or the Award Agreement may not be sold, assigned, transferred or otherwise disposed of or alienated, whether voluntarily or involuntarily, nor be pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

7.

Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 20 days shall be considered a reasonable period of time.

8.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

9.

Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

10.

Section 409A. (a) The Plan is intended to comply with the requirements of Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan or any Award Agreement that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any Award Agreement during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid in one lump sum on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).

1.

Unless the Committee expresses a conscious and knowing intention to the contrary in the particular instance, all Award Agreements shall be deemed to be intended either to be exempt from the application of or to comply with the requirements of Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, each Award Agreement shall be interpreted and administered and each action of the Committee with respect thereto shall be interpreted such that grant, payment, settlement or deferral will not be subject to a penalty, tax or interest applicable under or as a result of Section 409A.

2.

Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Committee will have any liability to, or obligation to indemnify or reimburse, any Participant for such tax or penalty.

11.

Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

12.

Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, so as not to become subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

13.

Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m), the Committee may, without stockholder or Participant approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.	Expenses. The costs of administering the Plan shall be paid by the Company.
15.

Annual Reports. During the term of this Plan, to the extent required by Applicable Law the Company shall furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

16.

Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.	Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
18.

Non-Uniform Treatment. The Committee’s determinations under the Plan and in connection with any respective Award Agreements need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Committee may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of April 28, 2015, the date the Plan, as amended and restated, was adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards granted prior to any suspension or termination may extend beyond such suspension or termination.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Biocept, Inc.	2015 Annual Meeting of Stockholders

Tuesday, June 16, 2015,
10:00 A.M. local time

This Proxy is Solicited On Behalf Of the Board of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

1.	Election of Class II Directors:	3.	To approve the Company’s Amended and Restated 2013 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
				☐	☐	☐

(1) Marsha A. Chandler	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)	4.	To transact such other business as may properly come before the meeting.
(2) Bruce A. Huebner (3) Ivor Royston
	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

		FOR	AGAINST	ABSTAIN	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:
2.	To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

Signature	Signature, if held jointly	Date	, 2015.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held June 16, 2015

The proxy statement and our 2014 Annual Report on Securities and

Exchange Commission Form 10-K are enclosed

▲  FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED  ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Biocept, Inc.

5810 Nancy Ridge Drive

San Diego, California 92121

The undersigned hereby appoints MICHAEL W. NALL and WILLIAM G. KACHIOFF, and each of them, as proxies, with the full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Biocept, Inc. (the “Company”) on Tuesday, June 16, 2015, at 10:00 A.M. at the Company’s offices as indicated above, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)